DREYFUS STRUCTURED MIDCAP FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York  10166

Dear Shareholder:

As a shareholder of Dreyfus Structured Midcap Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Active MidCap Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities.  The Fund is a series of Advantage Funds, Inc. (the "Company").  The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Fund.

Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders.  As a result of the review, management recommended to the Company's Board that the Fund be consolidated with the Acquiring Fund.  If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund.  Management believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund that is expected to have a lower total expense ratio than the Fund.  The Acquiring Fund, like the Fund, normally invests in stocks of mid-cap companies.  Management also believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

After careful review, the Company's Board of Directors has unanimously approved the proposed reorganization.  The Company's Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund that is expected to have a lower total expense ratio than the Fund. The Company's Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

●	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

●	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

●	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

●	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote.  If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely,
Bradley J. Skapyak President Advantage Funds, Inc.

September 9, 2010

TRANSFER OF THE ASSETS OF
DREYFUS STRUCTURED MIDCAP FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS ACTIVE MIDCAP FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS STRUCTURED MIDCAP FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Active MidCap Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about January 20, 2011 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Structured Midcap Fund (the "Fund").  You will receive Class A, Class B, Class C or Class I shares of the Acquiring Fund corresponding to your Class A, Class B, Class C or Class I shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date.  The Fund will then cease operations and will be terminated as a series of Advantage Funds, Inc. (the "Company").

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company's Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund that also is managed by Dreyfus.  By combining the Fund with the Acquiring Fund, which has substantially more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management.  If the reorganization is consummated, the combined fund is expected to have a lower total expense ratio than the Fund.  The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.  Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes.  The Acquiring Fund and the Fund have substantially similar investment objectives and investment management policies, but use different investment processes and approaches to select stocks.  The Fund seeks long-term capital growth and the Acquiring Fund seeks to maximize capital appreciation.  Each fund normally invests primarily in stocks of mid-cap companies.  To pursue its goal, the Fund normally invests at least 80% of its assets in the stocks of companies included in the Standard & Poor's® MidCap 400 Index or the Russell Midcap® Index at the time of purchase.  The Fund's portfolio managers select stocks through a "bottom-up," structured approach that seeks to identify undervalued securities using a quantitative screening process.  The Fund's portfolio managers focus on stock selection as opposed to making proactive decisions as to industry and sector exposure.  The Fund's portfolio managers seek to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to those of the Standard & Poor's MidCap 400 Index.  To pursue its goal, the Acquiring Fund normally invests at least 80% of its assets in the stocks of midsize companies.  The Acquiring Fund defines "midsize companies" as companies included in the Russell Midcap Index at the time of purchase.  The Acquiring Fund's portfolio managers apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within mid-cap stocks in the U.S. stock market.  The portfolio managers use a proprietary valuation model that identifies and ranks stocks to construct the Acquiring Fund's portfolio, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure.  The Acquiring Fund generally attempts to have a neutral exposure to sectors, industries and capitalizations relative to the Russell Midcap Index.  Dreyfus is the investment adviser to the Fund and the Acquiring Fund.  Dreyfus has engaged its affiliate, Mellon Capital Management Corporation, to serve as the Fund's sub-investment adviser and provide day-to-day management of the Fund's investments.  Dreyfus provides day-to-day management of the Acquiring Fund's investments.  MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Fund and the Acquiring Fund.  For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the reorganization.  A shareholder's tax basis and holding period in Fund shares will carry over to the shareholder's Acquiring Fund shares.  As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforward) prior to the reorganization, which distribution will be taxable to shareholders.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforward; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforward will be subject to limitations.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes.  You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

No.  Under their respective agreements with Dreyfus, each fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of its average daily net assets.  As of each fund's most recent fiscal year end, each class of shares of the Acquiring Fund, except Class I shares, had a lower total annual expense ratio than the corresponding class of shares of the Fund.  If the reorganization is approved and consummated, it is expected that each class of shares, including Class I shares, of the combined fund will have a lower total annual expense ratio than the corresponding class of shares of the Fund.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No.  No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization.  Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE COMPANY'S BOARD OF DIRECTORS RECOMMEND I VOTE?

After considering, among other factors, the terms and conditions of the reorganization, the investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the net expense ratios of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Company's Board of Directors believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders.  In reaching this conclusion, the Company's Board of Directors determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a substantially similar investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a larger combined fund that is expected to have a lower total expense ratio than the Fund.  By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.  Therefore, the Company's Board of Directors recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

●	By mail, with the enclosed proxy card and postage-paid envelope;
●	By telephone, with a toll-free call to the number listed on your proxy card;
●	Through the Internet, at the website address listed on your proxy card; or
●	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card.  Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note:  if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.  Thank you in advance for your vote.

DREYFUS STRUCTURED MIDCAP FUND
__________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
___________________________

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus Structured Midcap Fund (the "Fund"), a series of Advantage Funds, Inc. (the "Company"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Wednesday, November 17, 2010, at 9:30 a.m., for the following purposes:

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Active MidCap Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A, Class B, Class C and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B, Class C and Class I shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on September 1, 2010 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors
Michael A. Rosenberg Secretary

New York, New York
September 9, 2010

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED.  IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS STRUCTURED MIDCAP FUND

(A Series of Advantage Funds, Inc.)

To and in Exchange for Class A, Class B, Class C and Class I Shares of

DREYFUS ACTIVE MIDCAP FUND

(A Series of Strategic Funds, Inc.)

PROSPECTUS/PROXY STATEMENT
AUGUST 27, 2010

_______________________________________

Special Meeting of Shareholders
To Be Held on Wednesday, November 17, 2010

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Advantage Funds, Inc. (the "Company"), on behalf of Dreyfus Structured Midcap Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Wednesday, November 17, 2010, at 9:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  Shareholders of record at the close of business on September 1, 2010 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus Active MidCap Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization").  Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization.  It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class B, Class C or Class I shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Class A, Class B, Class C or Class I Fund shares as of the date of the Reorganization.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information ("SAI") dated August 27, 2010, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety.  The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund.  A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus.  The funds have substantially similar investment objectives and investment management policies.  The Fund seeks long-term capital growth and the Acquiring Fund seeks to maximize capital appreciation.  Each fund normally invests primarily in stocks of mid-cap companies.  However, each fund uses different investment processes and approaches to select stocks, and the investment limitations of each fund (and the related risks) are not identical.  The Acquiring Fund is a series of Strategic Funds, Inc. (the "Acquiring Company").  A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated May 1, 2010, Annual Report for its fiscal year ended December 31, 2009 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six-month period ended June 30, 2010 accompany this Prospectus/Proxy Statement.  The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference.  For a free copy of the Fund's most recent Prospectus, Annual Report for its fiscal year ended August 31, 2009 and Semi-Annual Report for the six-month period ended February 28, 2010, please call your financial adviser, or call 1-800-554-4611, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Class A, Class B, Class C and Class I shareholders of the Fund will vote together on the proposal.  Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting.  Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.  If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of July 30, 2010, the following numbers of Fund shares were issued and outstanding:

Class A Shares Outstanding	Class B Shares Outstanding	Class C Shares Outstanding	Class I Shares Outstanding
2,330,866	110,121	707,446	3,034,426

Proxy materials will be mailed to shareholders of record on or about September 17, 2010.

TABLE OF CONTENTS

Summary	4

Reasons for the Reorganization	24

Information about the Reorganization	24

Additional Information about the Acquiring Fund and the Fund	27

Voting Information	27

Financial Statements and Experts	33

Other Matters	33

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees	33

Exhibit A: Agreement and Plan of Reorganization	A-1

Exhibit B: Description of the Acquiring Company's Board Members	B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION
PROVIDING FOR THE TRANSFER OF ALL OF THE FUND'S ASSETS
TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction.  The Company's Board, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A, Class B, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B, Class C and Class I Fund shareholder will receive a pro rata distribution of the Acquiring Fund's Class A, Class B, Class C and Class I shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares.  Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.  No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization.  Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.

The Company's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby.  See "Reasons for the Reorganization."

Federal Tax Consequences.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforward; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforward will be subject to limitations.  See "Information about the Reorganization — Federal Income Tax Consequences," " — Capital Loss Carryforward" and " — Sale of Portfolio Securities."

Comparison of the Fund and the Acquiring Fund.  The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus.  Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach.  The Fund and the Acquiring Fund have substantially similar investment objectives and investment management policies.  The Fund seeks long-term capital growth and the Acquiring Fund seeks to maximize capital appreciation.  Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.

To pursue its goal, the Fund normally invests at least 80% of its assets in the stocks of companies included in the Standard & Poor's® MidCap 400 Index (the "S&P MidCap 400 Index") or the Russell Midcap® Index at the time of purchase.  The Fund's portfolio managers select stocks through a "bottom-up," structured approach that seeks to identify undervalued securities using a quantitative screening process.  This process is driven by a proprietary quantitative model that measures a diverse set of characteristics of stocks to identify and rank stocks based on:

●
relative value, such as current and forecasted price-to-earnings ratios, yields, dividend discount models, and other price-sensitive data for a stock compared to its past, its peers, and the models' overall stock universe;

●	momentum and sentiment, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises; and

●	earnings quality measures, such as accruals compared to cash earnings, changes in inventory to sales ratio, and return on equity.

Next, the Fund's portfolio managers construct the portfolio through a risk controlled process, focusing on stock selection as opposed to making proactive decisions as to industry and sector exposure.  The Fund's portfolio managers seek to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to those of the S&P MidCap 400 Index.  Finally, within each sector and style subset, the Fund will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its assets in the stocks of midsize companies.  The Acquiring Fund defines "midsize companies" as companies included in the Russell Midcap Index at the time of purchase.  The Acquiring Fund may continue to own stocks subsequently removed from the Russell Midcap Index, but would not expect to do so for extended periods due to the application of the portfolio managers' quantitative investment process described below.

The Acquiring Fund's portfolio managers apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within mid-cap stocks in the U.S. stock market.  The Acquiring Fund's portfolio managers use a proprietary valuation model that identifies and ranks stocks (Composite Alpha Ranking or "CAR") based on:

●	a long-term relative valuation model that utilizes forward looking estimates of risk and return;

●
an Earnings Sustainability ("ES") model that gauges how well earnings forecasts are likely to reflect changes in future cash flows.  Measures of ES help stock selection strategy by tilting the Acquiring Fund's portfolio away from stocks with poor ES and tilting it towards stocks with strong ES; and

●	a set of Behavioral Factors, including earnings revisions and share buybacks that provide the portfolio managers with information about potential misvaluations of stocks.

The Acquiring Fund's portfolio managers construct the Acquiring Fund's portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure.  Within each sector and style subset, the Acquiring Fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive.  This approach differs from conventional portfolio management in that, generally, the Acquiring Fund's portfolio managers will strictly adhere to underlying models in selecting portfolio securities.  In unusual circumstances, the Acquiring Fund's portfolio managers may deviate from the models.

The Acquiring Fund generally attempts to have a neutral exposure to sectors, industries and capitalizations relative to the Russell Midcap Index.  The Acquiring Fund typically will hold between 100 and 250 securities selected using the models.  The Acquiring Fund's portfolio managers will periodically rebalance the Acquiring Fund's portfolio, which will result in changes in portfolio holdings.  The Acquiring Fund's portfolio managers may enhance the models from time to time, depending on their ongoing research efforts.

The S&P MidCap 400 Index and the Russell Midcap Index are unmanaged indexes designed to measure the performance of the midcap segment of the U.S. stock market.  As of March 31, 2010, the market capitalization of the largest company in the S&P MidCap 400 Index was approximately $8.19 billion, and the weighted average and median market capitalizations of the S&P MidCap 400 Index were approximately $3.07 billion and $2.28 billion, respectively.  As of March 31, 2010, the market capitalization of the largest company in the Russell Midcap Index was approximately $17.75 billion, and the weighted average and median market capitalizations of the Russell Midcap Index were approximately $6.81 billion and $3.68 billion, respectively.

Each fund's stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers, including those purchased in initial public offerings ("IPOs").  The Fund and the Acquiring Fund may, but are not required to, use derivatives, such as options, and, with respect to the Fund only, futures and options on futures (including those relating to securities, indexes and foreign currencies), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage currency risk or as part of a hedging strategy.  Each fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.  The Fund also may enter into swap agreements and is permitted to engage in leverage through borrowing money to purchase securities.

Neither fund has any limitation regarding portfolio turnover.  The Fund and the Acquiring Fund may engage in short-term trading and each fund may have portfolio turnover rates in excess of 100%.  A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year.  During its most recent fiscal year, the Fund's and the Acquiring Fund's portfolio turnover rates were 102.59% and 189.84%, respectively, of the average value of the respective fund's portfolio.

The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets.

Each fund is a "diversified" fund, which means that neither fund will, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

For more information on the Fund's or the Acquiring Fund's investment management policies, see "Goal and Approach" in the relevant Prospectus and "Description of the Company and Fund[s]" in the relevant Statement of Additional Information.

Investment Risks.  The principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar.  These risks are discussed below.  An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  It is not a complete investment program.  The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

●
Market risk.  The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

●
Issuer risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

●
Smaller company risk.  Investments in small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and a fund's ability to sell these securities when deemed appropriate.  These companies may have limited product lines, markets and/or financial resources, or may depend on a limited management group.  Some of the Fund's and Acquiring Fund's investments will rise and fall based on investor perception rather than economic factors.  Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

●
Growth and value stock risk.  By investing in a mix of growth and value companies, the funds assume the risks of both.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.  Value stocks involve the risk that they may never reach their expected market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.

●
Foreign investment risk.  To the extent the Fund or the Acquiring Fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies.  Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

●
Foreign currency risk.  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund or the Acquiring Fund and denominated in those currencies.  Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

In addition to the principal risks described above, the Fund and the Acquiring Fund, except as noted, are subject to the following additional risks.

●
Derivatives risk.  A small investment in derivatives could have a potentially large impact on a fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with the underlying instruments or the fund's other investments.  Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.  Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.  A fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

●
Leveraging risk.  The use of leverage, such as lending portfolio securities, engaging in forward commitment transactions, entering into forward currency contracts, and, for the Fund only, entering into futures contracts, borrowing money to purchase securities and engaging in reverse repurchase agreements, may magnify the respective fund's gains or losses.

●
Short sale risk.  The Fund and the Acquiring Fund may make short sales, which involves selling a security the fund does not own in anticipation that the security's price will decline.  Short sales expose a fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

●
IPO risk.  Although each fund typically invests in seasoned issuers, each fund may purchase securities of companies in IPOs or shortly thereafter.  The prices of securities purchased in IPOs can be very volatile.  The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions.  In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.

Under adverse market conditions, the Fund and the Acquiring Fund could invest some or all of their respective assets in U.S. Treasury securities and money market securities.  Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market.  To the extent the Fund or the Acquiring Fund invests defensively in these securities, such fund might not achieve its investment objective.  Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

See "Investment Risks" in the relevant Prospectus and "Description of the Company and Fund[s]" in the relevant Statement of Additional Information, for a more complete description of investment risks.

Sales Charges.  The schedules of sales charges imposed at the time of purchase of Class A shares of the Fund and the Acquiring Fund are identical.  The CDSCs imposed at the time of redemption on Class B and Class C shares for the Fund and the Acquiring Fund are identical.  Class I shares of each fund are not subject to any sales charges.  See in the relevant Prospectus "Shareholder Guide" for a discussion of sales charges and the CDSC.  No sales charge or CDSC will be imposed at the time of the Reorganization.  Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.

Fees and Expenses.  The Acquiring Fund and the Fund have each agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the respective fund's average daily net assets.  As of each fund's most recent fiscal year end, each class of shares of the Acquiring Fund, except Class I shares, had a lower total annual expense ratio than the corresponding class of shares of the Fund.  If the Reorganization is approved and consummated, it is expected that each class of shares, including Class I shares, of the combined fund will have a lower total annual expense ratio than the corresponding class of shares of the Fund.  In addition, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of Class I shares of the Acquiring Fund, so that the net operating expenses of Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the net operating expenses of Class I shares of the Fund as of the Fund's fiscal year ended August 31, 2009 (i.e., 1.18%).  This undertaking is contingent upon the Reorganization being approved and consummated, and will continue in effect until at least January 31, 2012.

The fees and expenses set forth below for the Fund are as of its fiscal year ended August 31, 2009, and for the Acquiring Fund are as of its fiscal year ended December 31, 2009.  The "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund as of the fiscal year end noted above, as adjusted showing the effect of the Reorganization.  Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

	Fund Class A	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none1	none1	none1

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%	0.75%	0.75%
Distribution (12b-1) fees	none	none	none
Other expenses (including shareholder services fees)	0.77%	0.57%	0.56%
Total annual fund operating expenses	1.52%	1.32%2	1.31%

	Fund Class B	Acquiring Fund Class B	Pro Forma After Reorganization Acquiring Fund Class B
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	4.00%	4.00%	4.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%	0.75%	0.75%
Distribution (12b-1) fees	0.75%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.84%	0.74%	0.72%
Total annual fund operating expenses	2.34%	2.24%2	2.22%

	Fund Class C	Acquiring Fund Class C	Pro Forma After Reorganization Acquiring Fund Class C
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%	0.75%	0.75%
Distribution (12b-1) fees	0.75%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.73%	0.64%	0.61%
Total annual fund operating expenses	2.23%	2.14%2	2.11%

	Fund Class I	Acquiring Fund Class I	Pro Forma After Reorganization Acquiring Fund Class I
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%	0.75%	0.75%
Distribution (12b-1) fees	none	none	none
Other expenses (including shareholder services fees)	0.43%	0.86%	0.35%
Total annual fund operating expenses	1.18%	1.61%2	1.10%3

_____________________
1      Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
2      Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund for the period June 1, 2010 through November 30, 2010, so that the direct expenses of Class A, Class B, Class C and Class I shares of the Acquiring Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.50%, 2.25%, 2.25% and 1.25%, respectively.
3      If the Reorganization is approved and consummated, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund's Class I shares until at least January 31, 2012, so that the net operating expenses of Class I shares of the Acquiring Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the net operating expenses of the Fund's Class I shares as of the Fund's fiscal year ended August 31, 2009 (i.e., 1.18%).

Shareholders of another fund advised by Dreyfus — Dreyfus S&P STARS Opportunities Fund ("STARS Opportunities Fund") — also are being asked in separate proxy materials directed to them to approve an Agreement and Plan of Reorganization providing for the transfer of all of the STARS Opportunities Fund's assets, subject to its liabilities, to the Acquiring Fund in exchange for shares of the Acquiring Fund.  If approved by the Fund's shareholders, the Reorganization will be consummated for the Fund whether or not the shareholders of the STARS Opportunities Fund approve the reorganization of the STARS Opportunities Fund and the Acquiring Fund.  The fees and expenses set forth below assume that shareholders of the Fund and of the STARS Opportunities Fund approve the reorganizations of their respective funds into the Acquiring Fund.  The fees and expenses set forth below for the Fund, the STARS Opportunities Fund and the Acquiring Fund are as of their most recent fiscal year end (March 31, 2010 for the STARS Opportunities Fund).  The "Pro Forma After Reorganizations" operating expenses information set forth below is based on the fees and expenses of each fund as of the fiscal year end noted above, as adjusted showing the effect of the reorganizations.

	Fund Class A	STARS Opportunities Fund Class A	Acquiring Fund Class A	Pro Forma After Reorganizations Acquiring Fund Class A

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%	5.75%

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none1	none1	none1	none1

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%	0.70%	0.75%	0.75%
Distribution (12b-1) fees	none	none	none	none
Other expenses (including shareholder services fees)	0.77%	0.82%2	0.57%	0.55%
Total annual fund operating expenses	1.52%	1.52%	1.32%	1.30%
Fee waiver and/or expense reimbursement	N/A	(0.22)%3	N/A4	N/A5
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.52%	1.30%	1.32%	1.30%

	Fund Class B	STARS Opportunities Fund Class B	Acquiring Fund Class B	Pro Forma After Reorganizations Acquiring Fund Class B

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	4.00%	4.00%	4.00%	4.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%	0.70%	0.75%	0.75%
Distribution (12b-1) fees	0.75%	0.75%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.84%	0.95%2	0.74%	0.71%
Total annual fund operating expenses	2.34%	2.40%	2.24%	2.21%
Fee waiver and/or expense reimbursement	N/A	(0.35)%3	N/A4	(0.16)%5
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	2.34%	2.05%	2.24%	2.05%

	Fund Class C	STARS Opportunities Fund Class C	Acquiring Fund Class C	Pro Forma After Reorganizations Acquiring Fund Class C

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%	0.70%	0.75%	0.75%
Distribution (12b-1) fees	0.75%	0.75%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.73%	0.76%2	0.64%	0.56%
Total annual fund operating expenses	2.23%	2.21%	2.14%	2.06%
Fee waiver and/or expense reimbursement	N/A	(0.16)%3	N/A4	(0.01)%5
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	2.23%	2.05%	2.14%	2.05%

	Fund Class I	STARS Opportunities Fund Class I	Acquiring Fund Class I	Pro Forma After Reorganizations Acquiring Fund Class I

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%	0.70%	0.75%	0.75%
Distribution (12b-1) fees	none	none	none	none
Other expenses (including shareholder services fees)	0.43%	0.62%2	0.86%	0.36%
Total annual fund operating expenses	1.18%	1.32%	1.61%	1.11%
Fee waiver and/or expense reimbursement	N/A	(0.27)%3	N/A4	(0.06)%5
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.18%	1.05%	1.61%	1.05%
____________
1      Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
2      "Other expenses" for the STARS Opportunities Fund include an annual 0.15% licensing fee payable by the STARS Opportunities Fund to Standard & Poor's for the use of certain of Standard & Poor's proprietary tradenames and trademarks, pursuant to a license agreement between Dreyfus and Standard & Poor's.  The license agreement will be terminated if the reorganization of the STARS Opportunities Fund is approved and consummated.
3      Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the STARS Opportunities Fund until at least August 1, 2011, so that the direct expenses of Class A, Class B, Class C and Class I shares of the STARS Opportunities Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.30%, 2.05%, 2.05% and 1.05%, respectively.
4      Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund for the period June 1, 2010 through November 30, 2010, so that the direct expenses of Class A, Class B, Class C and Class I shares of the Acquiring Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.50%, 2.25%, 2.25% and 1.25%, respectively.
5      If the reorganization of the STARS Opportunities Fund is approved and consummated, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund until at least January 31, 2012, so that the net operating expenses of Class A, Class B, Class C and Class I shares of the Acquiring Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the net operating expenses of the corresponding class of shares of the STARS Opportunities Fund as of the STARS Opportunities Fund's fiscal year ended March 31, 2010 (i.e., 1.30%, 2.05%, 2.05% and 1.05%, respectively).

Examples

The Examples below are intended to help you compare the cost of investing in the Fund and the Acquiring Fund.  The first "Pro Forma After Reorganization" Example below shows the Reorganization of the Fund and the Acquiring Fund and the second "Pro Forma After Reorganizations" Example below shows the reorganizations of the Fund, the STARS Opportunities Fund and the Acquiring Fund.  Each Example assumes you invest $10,000 in the respective fund for the time periods indicated.  Each Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same.  The "Pro Forma After Reorganization(s)" Examples are based on the operating expenses of the funds, as of the respective fiscal year ends noted above, as adjusted showing the effect of the reorganizations.  The one-year and the first year of the three-, five- and ten-years for the second "Pro Forma After Reorganizations" Examples below are based on net operating expenses, which reflect any expense waiver/reimbursement arrangements by Dreyfus.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund
	Class A Shares	Class B Shares *	Class C Shares *	Class I Shares

1 Year	$721	$637/$237	$326/$226	$120

3 Years	$1,028	$1,030/$730	$697/$697	$375

5 Years	$1,356	$1,450/$1,250	$1,195/$1,195	$649

10 Years	$2,283	$2,283/$2,283**	$2,565/$2,565	$1,432

	Acquiring Fund
	Class A Shares	Class B Shares *	Class C Shares *	Class I Shares

1 Year	$702	$627/$227	$317/$217	$164

3 Years	$969	$1,000/$700	$670/$670	$508

5 Years	$1,257	$1,400/$1,200	$1,149/$1,149	$876

10 Years	$2,074	$2,129/$2,129**	$2,472/$2,472	$1,911

	Pro Forma After Reorganization—Fund and Acquiring Fund Acquiring Fund Shares
	Class A Shares	Class B Shares *	Class C Shares *	Class I Shares

1 Year	$701	$625/$225	$314/$214	$112

3 Years	$966	$994/$694	$661/$661	$350

5 Years	$1,252	$1,390/$1,190	$1,134/$1,134	$606

10 Years	$2,063	$2,113/$2,113**	$2,441/$2,441	$1,340

	Pro Forma After Reorganizations—Fund, STARS Opportunities Fund and Acquiring Fund Acquiring Fund Shares
	Class A Shares	Class B Shares *	Class C Shares *	Class I Shares

1 Year	$700	$608/$208	$308/$208	$107

3 Years	$963	$976/$676	$645/$645	$347

5 Years	$1,247	$1,370/$1,170	$1,108/$1,108	$606

10 Years	$2,053	$2,089/$2,089**	$2,389/$2,389	$1,346

___________________________
*           With redemption/without redemption.
**         Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

Past Performance.  The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund.  The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class A shares from year to year and the bar chart for the Fund shows the changes in the performance of the Fund's Class A shares from year to year.  The table for each fund compares the average annual total returns of the respective fund's shares to those of broad measures of market performance.  Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown.  Past performance (before and after taxes) is no guarantee of future results.  More recent performance information may be available at www.dreyfus.com.

After-tax performance is shown only for Class A shares of the Acquiring Fund and the Fund.  After-tax performance of each fund's other share classes will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

+8.60	-9.56	-11.55	+31.68	+15.33	+14.40	+13.56	-4.76	-44.73	+35.24
'00	'01	'02	'03	'04	'05	'06	'07	'08	'09

Best Quarter:	Q2 '09	+20.71%
Worst Quarter:	Q4 '08	-28.18%

The year-to-date total return of the Acquiring Fund's Class A shares as of 6/30/10 was –3.56%.

Acquiring Fund Shares
Average annual total returns as of 12/31/09

Share Class (inception date)	1 Year	5 Years	10 Years

Class A (1/29/85) returns before taxes	27.48%	-2.71%	1.41%

Class A returns after taxes on distributions	27.34%	-3.81%	0.00%

Class A returns after taxes on distributions and sale of fund shares	18.05%	-2.07%	1.03%

Class B (11/27/02)* returns before taxes	30.05%	-2.62%	1.77%**

Class C (11/27/02)* returns before taxes	33.13%	-2.31%	1.47%

Class I (11/27/02)* returns before taxes	35.01%	-1.66%	2.01%

Russell Midcap Index reflects no deduction for fees, expenses or taxes	40.48%	2.43%	4.98%

S&P MidCap 400 Index reflects no deduction for fees, expenses or taxes	37.38%	3.27%	6.36%
_______________________________
*           For the Acquiring Fund's Class B, Class C and Class I shares, periods prior to inception date reflect the performance of the Acquiring Fund's Class A shares, adjusted to reflect applicable sales charges.  Such performance figures have not been adjusted, however, to reflect applicable fees and expenses; if such fees and expenses were reflected, the performance shown for Class B and Class C shares of the Acquiring Fund would have been lower.
**        Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

Fund—Class A Shares
Year-by-year total returns as of 12/31 each year (%)

-10.74	+34.02	+19.31	+10.03	+13.00	+2.58	-40.57	+35.17
'02	'03	'04	'05	'06	'07	'08	'09

Best Quarter:	Q3 '09	+17.90%
Worst Quarter:	Q4 '08	-27.25%

The year-to-date total return of the Fund's Class A shares as of 6/30/10 was –0.99%.

Fund Shares
Average annual total returns as of 12/31/09

Share Class (inception date)	1 Year	5 Years	Since Inception

Class A (6/29/01) returns before taxes	27.35%	-0.70%	3.38%

Class A returns after taxes on distributions	27.29%	-1.17%	3.02%

Class A returns after taxes on distributions and sale of fund shares	17.86%	-0.65%	2.86%

Class B (6/29/01) returns before taxes	30.03%	-0.70%	3.52%*

Class C (6/29/01) returns before taxes	33.28%	-0.28%	3.30%

Class I (6/29/01) returns before taxes	35.64%	-0.66%	4.32%

Russell Midcap Index reflects no deduction for fees, expenses or taxes	40.48%	2.43%	5.15%

S&P MidCap 400 Index reflects no deduction for fees, expenses or taxes	37.38%	3.27%	5.38%

*           Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

Investment Adviser.  The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $273 billion in approximately 193 mutual fund portfolios.  A discussion regarding the basis for the Acquiring Company's Board approving the Acquiring Fund's management agreement with Dreyfus is available in the Acquiring Fund's Annual Report for the fiscal year ended December 31, 2009.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.  BNY Mellon has more than $22.3 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $12 trillion in outstanding debt.  Additional information is available at www.bnymellon.com.

Dreyfus has engaged its affiliate, Mellon Capital Management Corporation ("Mellon Capital"), located at 50 Fremont Street, Suite 3900, San Francisco, California 94105, to serve as the Fund's sub-investment adviser.  Mellon Capital provides investment advisory assistance and research and the day-to-day management of the Fund's investments, subject to Dreyfus' supervision and approval.  As of June 30, 2010, Mellon Capital managed approximately $170.6 billion in assets.  Franklin Portfolio Associates LLC ("FPA"), the Fund's former sub-investment adviser, merged into Mellon Capital on January 1, 2009.

Primary Portfolio Managers.  The Fund and the Acquiring Fund have different primary portfolio managers.  Oliver Buckley, Michael Dunn and Patrick Slattery have been the Fund's primary portfolio managers since July 2007.  Since January 1, 2009, Mr. Buckley has been an Executive Vice President with Mellon Capital.  From September 2000 through December 2008, Mr. Buckley served in various capacities with FPA, including Chief Executive Officer, senior vice president and senior portfolio manager.  Since January 1, 2009, Mr. Dunn has been a Director with Mellon Capital.  From October 1999 through December 2008, he was an employee of FPA serving in various capacities, including senior portfolio manager.  Since January 1, 2009, Mr. Slattery has been a senior portfolio manager of Mellon Capital.  From 2005 through December 2008, Mr. Slattery was a vice president and portfolio manager for FPA.  Prior to joining FPA, Mr. Slattery was a senior vice president at Independence Investment LLC where he was a portfolio manager and quantitative researcher.

Warren Chiang, CFA, and C. Wesley Boggs serve as the primary portfolio managers of the Acquiring Fund, positions they have held since February 2009.  Mr. Chiang is managing director and head of active equity strategies at Mellon Capital, where he has been employed since 1997.  Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital, where he has been employed since 1993.  Messrs. Chiang and Boggs have been employed by Dreyfus since September 2007.  Messrs. Chiang and Boggs will manage the combined fund if the Reorganization is approved and consummated.

Board Members.  Other than Joseph S. DiMartino, who is Chairman of the Board of the Acquiring Company and the Company, and Ehud Houminer, who is a member of the Boards of the Acquiring Company and the Company, the Acquiring Company and the Company have different Board members.  None of the Board members of the Acquiring Company or the Company is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members").  For a description of the Acquiring Company's Board members, see Exhibit B.

Independent Registered Public Accounting Firm.  Ernst & Young LLP is the independent registered public accounting firm for the Fund and the Acquiring Fund.

Capitalization.  The Fund and the Acquiring Fund have classified their respective shares into four classes – Class A, Class B, Class C and Class I.  The following tables set forth, as of December 31, 2009, (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the STARS Opportunities Fund's shares, (3) the capitalization of each class of the Acquiring Fund's shares and (4) the pro forma capitalization of each class of the Acquiring Fund's shares, as adjusted showing the effect of both reorganizations had they occurred on such date.

	Fund Class A	STARS Opportunities Fund Class A	Acquiring Fund Class A	Adjustments	Pro Forma After Reorganizations Acquiring Fund Class A
Total net assets	$45,338,606	$124,677,505	$445,290,042		$615,306,153
Net asset value per share	$15.13	$18.47	$28.02		$28.02
Shares outstanding	2,997,235	6,749,519	15,889,262	6,067,515*	21,956,777

	Fund Class B	STARS Opportunities Fund Class B	Acquiring Fund Class B	Adjustments	Pro Forma After Reorganizations Acquiring Fund Class B
Total net assets	$2,018,065	$6,613,826	$4,928,774		$13,560,665
Net asset value per share	$14.22	$17.50	$26.85		$26.85
Shares outstanding	141,958	377,933	183,579	321,507*	505,086

	Fund Class C	STARS Opportunities Fund Class C	Acquiring Fund Class C	Adjustments	Pro Forma After Reorganizations Acquiring Fund Class C
Total net assets	$11,655,979	$28,328,010	$8,407,308		$48,391,297
Net asset value per share	$14.26	$17.52	$26.91		$26.91
Shares outstanding	817,489	1,617,195	312,423	1,486,089*	1,798,512

	Fund Class I	STARS Opportunities Fund Class I	Acquiring Fund Class I	Adjustments	Pro Forma After Reorganizations Acquiring Fund Class I
Total net assets	$52,437,067	$45,862,148	$4,112,066		$102,411,281
Net asset value per share	$15.29	$19.01	$28.36		$28.36
Shares outstanding	3,430,019	2,412,898	145,003	3,466,650*	3,611,653

_______________________
*      Adjustment to reflect the exchange of shares outstanding from the Fund and the STARS Opportunities Fund to the Acquiring Fund.

The Fund's total net assets (attributable to Class A, Class B, Class C and Class I shares) and the Acquiring Fund's total net assets (attributable to Class A, Class B, Class C and Class I shares), as of December 31, 2009, were $111,449,717 and $462,738,190, respectively.  Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.  All share classes of a fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Shareholders of the STARS Opportunities Fund also are being asked in proxy materials directed to them to approve a separate Agreement and Plan of Reorganization providing for the transfer of all of such fund's assets, subject to liabilities, to the Acquiring Fund in exchange for Acquiring Fund shares.  As of December 31, 2009, the STARS Opportunities Fund had total net assets (attributable to Class A, Class B, Class C and Class I shares) of $205,481,489.  If approved by the Fund's shareholders, the Reorganization will be consummated for the Fund whether or not the shareholders of the STARS Opportunities Fund approve the reorganization of that fund with the Acquiring Fund.

Purchase Procedures.  The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same.  See the relevant fund's Prospectus and Statement of Additional Information for a discussion of purchase procedures.

Distribution (12b-1) Plans.  Class B and Class C shares of the Fund and the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan").  Under the respective Rule 12b-1 Plan, the Fund and the Acquiring Fund pay MBSC Securities Corporation ("MBSC"), their distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets of their respective Class B and Class C shares to finance the sale and distribution of such shares.  There is no Rule 12b-1 Plan fee for Class A or Class I shares of either fund.  Because Rule 12b-1 Plan fees are paid out of the assets attributable to the relevant class of shares on an ongoing basis, over time they will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges.  See "Distribution Plan and Shareholder Services Plan—Distribution Plan" in each fund's Statement of Additional Information for a discussion of the respective Rule 12b-1 Plan.

Shareholder Services Plan.  Class A, Class B and Class C shares of the Fund and the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund pay MBSC a fee at an annual rate of 0.25% of the value of the average daily net assets of their respective Class A, Class B and Class C shares for providing shareholder services and/or maintaining shareholder accounts.  There is no Shareholder Services Plan fee for Class I shares of either fund.  See "Distribution Plan and Shareholder Services Plan—Shareholder Services Plan" in each fund's Statement of Additional Information for a discussion of the respective Shareholder Services Plan.

Redemption Procedures.  The redemption procedures of the Fund and the Acquiring Fund are the same.  See the relevant fund's Prospectus and Statement of Additional Information for a discussion of redemption procedures.

Distributions.  The dividends and distributions policies of the Fund and the Acquiring Fund are identical.  Each fund anticipates paying its shareholders any dividends and capital gain distributions annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act.  The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different.  See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

Shareholder Services.  The shareholder services offered by the Fund and the Acquiring Fund are the same.  The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.  See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

REASONS FOR THE REORGANIZATION

After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders, management recommended to the Company's Board and to the Acquiring Company's Board that the Fund be consolidated with the Acquiring Fund.  The Company's Board and the Acquiring Company's Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively.  In reaching this conclusion, the Company's Board of Directors determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a substantially similar investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  The Company's Board believes that the Reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund that is expected to have a lower total expense ratio than the Fund, without diluting such shareholders' interests.  As of December 31, 2009, the Fund had net assets of approximately $111 million and the Acquiring Fund had net assets of approximately $463 million.  By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management and Dreyfus should be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

The Acquiring Company's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities.  This opportunity provides an economic benefit to the Acquiring Fund.

In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others:  (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the net expense ratios, of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus and not the Fund or the Acquiring Fund.

For the reasons described above, the Company's Board and the Acquiring Company's Board, each of which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization.  The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Class A, Class B, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on January 20, 2011 or such other date as may be agreed upon by the parties (the "Closing Date").  The number of Class A, Class B, Class C and Class I shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding class of shares of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date.  Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described under the caption "Shareholder Guide—Buying and Selling Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward).  Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A, Class B, Class C and Class I shareholders of record, as of the close of business on the Closing Date, the Acquiring Fund Class A, Class B, Class C and Class I shares received by it in the Reorganization.  Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares.  After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Company.  After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization.  The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration.  The obligations of the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The total expenses of the Reorganization are expected to be approximately $100,000, which will be borne by Dreyfus.  In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  In addition, an outside firm may be retained to solicit proxies on behalf of the Company's Board.  The cost of any such outside solicitation firm, which would be borne by Dreyfus, is estimated to be approximately $8,000, which amount is included in the estimated total expenses of the Reorganization listed above.  The funds, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm.  If the Reorganization is not approved by Fund shareholders, the Company's Board will consider other appropriate courses of action with respect to the Fund.

Temporary Suspension of Certain of the Fund's Investment Restrictions.  Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization.  The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund.  A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences.  The exchange of Fund assets for Acquiring Fund Class A, Class B, Class C and Class I shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes:  (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C and Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class B, Class C and Class I shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class B, Class C and Class I shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C and Class I shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class A, Class B, Class C and Class I shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class B, Class C and Class I shares for Acquiring Fund Class A, Class B, Class C and Class I shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class B, Class C and Class I shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class B, Class C and Class I shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS").  The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position.  Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforward.  As of the Fund's fiscal year ended August 31, 2009, the Fund had an unused capital loss carryforward of approximately $17.4 million.  There are limitations to the amount of the carryforward that can be utilized in any one year, and any amount that cannot be utilized in any one year can be carried over to a succeeding year subject to the same limitations in such year.  Different amounts of the capital loss carryforward expire in different years.  The Reorganization would impose further limitations on the amount of the carryforward that could be utilized and carried over to succeeding years.  Consequently, as a result of the limitations on the use of the capital loss carryforward, if the Reorganization is consummated it is expected that some of the Fund's capital loss carryforward will expire unused.

Sale of Portfolio Securities.  As of the date hereof, it is not anticipated that portfolio securities currently held by the Fund or the Acquiring Fund will be sold in connection with the Reorganization - either before the Reorganization (by the Fund or the Acquiring Fund) or after the Reorganization (by the combined fund).  The Fund, the Acquiring Fund and the combined fund, however, may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.  Any sales of portfolio securities by the funds will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

Required Vote and Board's Recommendation

The Company's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.  The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE COMPANY'S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT
BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus, forming a part of the Acquiring Company's Registration Statement on Form N-1A (File No. 2-88816).  Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus, forming a part of the Company's Registration Statement on Form N-1A (File No. 33-51061).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission.  Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549.  Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com.  Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals.  An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail.  Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon ("BNYM"), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions.  However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund.  In determining whether to adjourn the Meeting, the following factors may be considered:  the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.  A quorum is constituted for the Fund by the presence in person or by proxy of the holders of one-third of the Fund's outstanding shares entitled to vote at the Meeting.

The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

As of July 30, 2010, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the indicated class of the Fund's outstanding voting shares:

Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Class A Shares
John Hancock Life Insurance Company (USA) RPS SEG Funds & Accounting ET-7 601 Congress Street Boston, MA 02210-2804	27.5041%	2.2478%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	10.7002%	0.8745%

American Enterprise Investment SVC 707 Second Avenue South Minneapolis, MN 55402-2405	10.2501%	0.8377%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.5193%	0.5328%

Class B Shares
Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	39.8687%	13.7666%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	13.9145%	4.8047%

American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	5.5967%	1.9325%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.0588%	1.7468%

Class C Shares
Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	32.7337%	19.0184%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	17.3630%	10.0880%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	10.5324%	6.1194%

UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	9.6302%	5.5952%

Robert W. Baird & Co. Inc., Trustee FBO John R. Levknecht, Simple IRA 229 W. Lake Street P.O. Box 289 Stockbridge, WI 53088-0289	6.3712%	3.7017%

Class I Shares
State Street Bank, Trustee FBO Starwood Hotels & Resorts Worldwide One Lincoln Street Boston, MA 02111-2901	46.3590%	42.8308%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	16.1507%	14.9216%

The Vanguard Fiduciary Trust Co. Attn: Outside Funds P.O. Box 2600 Valley Forge, PA 19482-2600	13.3302%	12.3157%

Wells Fargo Bank N.A. FBO Base Camp 401(k) P.O. Box 1533 Minneapolis, MN 55480-1533	10.8672%	10.0402%

Wilmington Trust Company, Trustee FBO MercyCare Service Corp. Supplemental Retirement Plan c/o Mutual Funds P.O. Box 8880 Wilmington, DE 19899-8880	6.6533%	6.1470%

Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	5.0056%	4.6247%

As of July 30, 2010, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the indicated class of the Acquiring Fund's outstanding voting shares:

Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Class A Shares
The Vanguard Fiduciary Trust Co. Attn: Outside Funds P.O. Box 2600 Valley Forge, PA 19482-2600	6.5852%	6.0470%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	5.0356%	4.6241%

Class B Shares
National Financial Services 82 Devonshire Street Boston, MA 02109-3605	16.0701%	10.5211%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	10.5162%	6.8850%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.4913%	6.2140%

American Enterprise Investment SVC 707 Second Avenue South Minneapolis, MN 55402-2405	6.3073%	4.1294%

Class C Shares
OFI Trust Company, Trustee FBO Healthcare Associates 401(k) Plan 24 Lohmaier Lane Lake Katrine, NY 12449-5245	14.3275%	6.0032%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.2648%	4.7199%

Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	10.5281%	4.4112%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	10.4668%	4.3856%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	7.9014%	3.3107%

UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	6.6191%	2.7734%

Class I Shares
Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	20.0614%	1.5268%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	17.0351%	1.2965%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.5324%	1.1060%

ICMA Retirement Corporation 777 North Capitol Street, NE Washington, DC 20002-4239	11.7419%	0.8936%

Wilmington Trust Company, Trustee FBO Indiana Hospital & Health Assoc. Inc. c/o Mutual Funds P.O. Box 8880 Wilmington, DE 19899-8880	9.3194%	0.7093%

The Bank of New York Mellon, Custodian Profit Sharing Retirement Plan FBO Birgit Hall 1769 Sulphur Springs Avenue Saint Helena, CA 94574-2151	7.8129%	0.5946%

Orchard Trust Co. LLC, Custodian FBO Oppenheimer Funds Recordkeeper Pro. 401(k) Plan c/o Fascorp 8515 E. Orchard Road #2T2 Greenwood Village, CO 80111-5002	5.9640%	0.4539%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of July 30, 2010, Board members and officers of the Company and the Acquiring Company, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for its fiscal year ended August 31, 2009 and the audited financial statements of the Acquiring Fund for its fiscal year ended December 31, 2009 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Company's Board members are not aware of any other matters that may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-5263, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of July 19, 2010 (the "Agreement"), among ADVANTAGE FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS STRUCTURED MIDCAP FUND (the "Fund"), STRATEGIC FUNDS, INC. (the "Acquiring Company"), a Maryland corporation, on behalf of DREYFUS ACTIVE MIDCAP FUND (the "Acquiring Fund"), and, with respect to Section 9.3 of the Agreement, THE DREYFUS CORPORATION ("Dreyfus").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A, Class B, Class C and Class I shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of common stock;

WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Company's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1          Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2           The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3           The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4           Delivery of the Fund's Assets shall be made on the Closing Date and shall be delivered to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5           The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6           As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Class A, Class B, Class C and Class I shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void.  Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8           Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9           Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10         As soon as practicable after the Closing Date, the Company shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.	VALUATION.

2.1          The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Articles of Incorporation, as amended (the "Acquiring Company's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2           The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3           The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, as the case may be, determined in accordance with paragraph 2.2.

2.4          All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1          The Closing Date shall be January 20, 2011, or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2           The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date.  The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3           If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4           The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund's transfer agent shall issue and deliver to the Company's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5           At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6          If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1          The Company, on behalf of the Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

(a)  The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b)  The Company is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.  The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Articles of Incorporation, as amended (the "Company's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.
(e)  The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statement of Investments (indicating their market values) of the Fund for each of the Fund's five fiscal years ended August 31, 2009 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i)  Since August 31, 2009, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j)  At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l)  All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund.  All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4.  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m)  On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o)  The information to be furnished by the Company, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)  The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Company and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Company and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2          The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Fund, as follows:

(a)  The Acquiring Fund is a duly established and designated series of the Acquiring Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b)  The Acquiring Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Company's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statement of Investments (indicating their market values) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended December 31, 2009 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h)  Since December 31, 2009, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i)  At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k)  All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the shares of the Acquiring Fund to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m)  The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Company.

(n)  No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

(o)  The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5. COVENANTS OF THE ACQUIRING COMPANY AND THE COMPANY, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1          The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2           The Company will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3           Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4           As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

5.5           The Company, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7           The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8          As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund's shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1           All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2           The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

6.3           The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Company's name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2           The Acquiring Company shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Company's name by the Acquiring Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter and the 1940 Act.

8.2           On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

8.6           The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)  The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1          This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Acquiring Company or of the Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2           If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Company or the Acquiring Company, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

9.3           Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Dreyfus.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Company or of the Acquiring Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1        None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2         This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3         This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, and the Company, on behalf of the Fund, shall be governed and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4         This Agreement may be amended only by a signed writing between the parties.

11.5         This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7         It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Company or the Acquiring Company, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Company's Charter or the Acquiring Company's Charter.  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

ADVANTAGE FUNDS, INC., on behalf of Dreyfus Structured Midcap Fund

By:
Bradley J. Skapyak, President

ATTEST:
Jeff Prusnofsky, Assistant Secretary

STRATEGIC FUNDS, INC., on behalf of Dreyfus Active MidCap Fund

By:
Bradley J. Skapyak, President

ATTEST:
Jeff Prusnofsky, Assistant Secretary

The undersigned is a party to this
Agreement with respect to Section 9.3 of the
Agreement

THE DREYFUS CORPORATION

By:
Jonathan Baum, Chairman of the Board and Chief Executive Officer

ATTEST:
James Bitetto, Secretary

EXHIBIT B

DESCRIPTION OF THE ACQUIRING COMPANY'S BOARD MEMBERS

Board members of the Acquiring Company, together with information as to their positions with the Acquiring Company, principal occupations and other board memberships for the past five years, are shown below.1

Name (Age) Position with Acquiring Company (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino (66) Chairman of the Board (1995)	Corporate Director and Trustee
CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 – present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 – present)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005 – 2009)

David W. Burke (74) Board Member (1994)	Corporate Director and Trustee	N/A

William Hodding Carter III (75) Board Member (1988)	Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006 – present) President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998 – 2006)	N/A

Gordon J. Davis (68) Board Member (2006)	Partner in the law firm of Dewey & LeBoeuf LLP	Consolidated Edison, Inc., a utility company, Director (1997 – present) Phoenix Companies, Inc., a life insurance company, Director (2000 – present)

Joni Evans (68) Board Member (2006)
Chief Executive Officer, www.wowOwow.com, an online community dedicated to women's conversations and publications

Principal, Joni Evans Ltd. (publishing)

Senior Vice President of the William Morris Agency (1994 – 2006)
N/A

Ehud Houminer (69) Board Member (1994)	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet, Inc., an electronics distributor, Director (1993 – present)

Richard C. Leone (70) Board Member (1984)	President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues	N/A

Hans C. Mautner (72) Board Member (1984)
President – International Division and an Advisory Director of Simon Property Group, a real estate investment company

Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999 – present)
N/A

Robin A. Melvin (46) Board Member (1995)
Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 – present)

Senior Vice President, MENTOR, a national non-profit youth mentoring organization (1992 – 2005)
N/A

Burton N. Wallack (59) Board Member (2006)	President and Co-owner of Wallack Management Company, a real estate management company	N/A

John E. Zuccotti (73) Board Member (1984)	Chairman of Brookfield Financial Properties, Inc. Senior Counsel of Weil, Gotshal & Manges, LLP Emeritus Chairman of the Real Estate Board of New York	Wellpoint, Inc., a health benefits company, Director (2005 – present)

________________________
1 None of the Board members are "interested persons" of the Acquiring Company, as defined in the 1940 Act.

Each Board member of the Acquiring Company, as is the case with each Board member of the Company, has been a Board member of other Dreyfus mutual funds for over 10 years.  Additional information about each Board member of the Acquiring Company follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each such Board member possesses which the Board of the Acquiring Company believes has prepared them to be effective Board members.  The Board of the Acquiring Company believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board of the Acquiring Company, as does the Board of the Company, believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board of the Acquiring Company believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Acquiring Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the nominating committee of the Board of the Acquiring Company contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members of the Acquiring Company are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Dreyfus, and also may benefit from information provided by Dreyfus' counsel.  The Board of the Acquiring Company and its committees have the ability to engage other experts as appropriate.  The Acquiring Company's Board evaluates its performance on an annual basis.

●
Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director.  He ceased being an employee or Director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  Mr. DiMartino has been a Director of The Muscular Dystrophy Association since 1986.

●
David W. Burke – Mr. Burke was previously a member of the Labor-Management Committee for the U.S. Department of Commerce, Executive Secretary to the President's Advisory Committee on Labor-Management Policy, Secretary to the Governor of the State of New York and Chief of Staff for Senator Edward M. Kennedy.  In addition, Mr. Burke previously served as the President of CBS News and as the Chairman of the federal government's Broadcasting Board of Governors, which oversees the Voice of America, Radio Free Europe, Radio Free Asia and other U.S. government-sponsored international broadcasts.  Mr. Burke also was a Vice President and Chief Operating Officer of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

●
William Hodding Carter III – Mr. Carter served as spokesman of the Department of State and as Assistant Secretary of State for Public Affairs in the Carter administration.  Mr. Carter held the Knight Chair in Journalism at the University of Maryland College of Journalism from 1995 to 1998, and is now the University Professor of Leadership and Public Policy at the University of North Carolina at Chapel Hill.  Mr. Carter's work as a journalist includes serving as Chief Correspondent on "Frontline," public television's flagship public affairs series.

●
Gordon J. Davis – Mr. Davis is a partner in the law firm of Dewey & LeBoeuf LLP, where his practice involves complex real estate, land use development and related environmental matters.  Prior to joining the firm, Mr. Davis served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York.  Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City.  He has also served as President of Lincoln Center.  Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

●
Joni Evans – Ms. Evans has more than 35 years experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.'s literary department until 2006.  Ms. Evans is a member of the Young Presidents' Organization and the Women's Forum, and is a founding member of The Committee of 200 and Women's Media Group.

●
Ehud Houminer – Mr. Houminer currently serves on Columbia Business School's Board of Overseers.  Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.).  Mr. Houminer is Chairman of the Business School Board and a Trustee of Ben Gurion University.

●
Richard C. Leone – Mr. Leone currently serves as President of the Century Foundation (formerly named the Twentieth Century Fund), a non-profit public policy research foundation.  Prior to that, Mr. Leone served as Chairman of the Port Authority of New York and New Jersey and as State Treasurer of New Jersey.  Mr. Leone also has served as President of the New York Mercantile Exchange and was a Managing Director at Dillon Read and Co., an investment banking firm.  He is a member of the Council on Foreign Relations and the National Academy of Social Insurance.

●
Hans C. Mautner – Mr. Mautner is President of the International Division of Simon Property Group, Inc. and Chairman of Simon Global Limited.  Mr. Mautner previously served as Vice Chairman of the Board of Directors of Simon Property Group, Inc., Chairman of the Board of Directors and Chief Executive Officer of Corporate Property Investors and as a General Partner of Lazard Frères.  In addition, Mr. Mautner is currently Chairman of Simon Ivanhoe BV/SARL and Chairman of Gallerie Commerciali Italia S.p.A.

●
Robin A. Melvin – Ms. Melvin is currently a Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances.  In that role she also manages the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family.  She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.  Prior to that, Ms. Melvin served as an investment banker with Goldman Sachs Group, Inc.

●	Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.

●
John E. Zuccotti – Mr. Zuccotti is senior counsel to the law firm of Weil, Gotshal & Manges LLP, focusing his legal practice on real estate, land use and development.  Prior to that, Mr. Zuccotti served as First Deputy Mayor of the City of New York and as Chairman of the New York City Planning Commission.  In addition, Mr. Zuccotti has served as a member of the boards of Empire BlueCross BlueShield, Applied Graphics Technologies, Inc. and Olympia & York Companies (U.S.A.), and as Chairman of the board of directors of Brookfield Financial Properties, Inc. since 1996.

DREYFUS STRUCTURED MIDCAP FUND

The undersigned shareholder of Dreyfus Structured Midcap Fund (the "Fund"), a series of Advantage Funds, Inc. (the "Company"), hereby appoints Jeff Prusnofsky and Joseph M. Chioffi, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on September 1, 2010 at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 9:30 a.m., on Wednesday, November 17, 2010, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)  Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)  Go to website www.proxyvote.com.
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903.
3)  Follow the instructions.

To vote by Mail

1)  Read the Prospectus/Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please
Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒
-------------------------------------------------------------------------------------------------------------------------------

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DREYFUS STRUCTURED MIDCAP FUND

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Active MidCap Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A, Class B, Class C and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B, Class C and Class I shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

STATEMENT OF ADDITIONAL INFORMATION
August 27, 2010

Acquisition of the Assets of
DREYFUS STRUCTURED MIDCAP FUND (A Series of Advantage Funds, Inc.)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-554-4611
By and in Exchange for Class A, B, C, and I Shares of
DREYFUS ACTIVE MIDCAP FUND (A Series of Strategic Funds, Inc.)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-554-4611

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated August 27, 2010 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Structured Midcap Fund (the "Fund"), a series of Advantage Funds, Inc. (the "Company"), in exchange for Class A, Class B, Class C and Class I shares of Dreyfus Active MidCap Fund (the "Acquiring Fund"), a series of Strategic Funds, Inc. (the "Acquiring Company").  The transfer is to occur pursuant to an Agreement and Plan of Reorganization.  This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated May 1, 2010.

2.	The Acquiring Fund's Annual Report for the fiscal year ended December 31, 2009.

3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended June 30, 2010.

4.	The Fund's Statement of Additional Information dated January 1, 2010.

5.           The Fund's Annual Report for the fiscal year ended August 31, 2009.

6.	The Fund's Semi-Annual Report for the six-month period ended February 28, 2010.

7.	Pro forma financial statements for the combined Fund and Acquiring Fund as of December 31, 2009.

The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and Semi-Annual Report, and the Fund's Annual Report, are incorporated herein by reference.  The Prospectus/Proxy Statement dated August 27, 2010 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information dated May 1, 2010 is incorporated herein by reference to the Acquiring Company's Post-Effective Amendment No. 62 to its Registration Statement on Form N-1A, filed on April 30, 2010 (File No. 2-88816).  The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report for its fiscal year ended December 31, 2009, filed March 1, 2010.

The Fund's Statement of Additional Information dated January 1, 2010 is incorporated herein by reference to the Company's Post-Effective Amendment No. 88 to its Registration Statement on Form N-1A, filed December 23, 2009 (File No. 33-51061).  The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended August 31, 2009, filed November 2, 2009 and its Semi-Annual Report for the six-month period ended February 28, 2010, filed April 29, 2010.

Dreyfus Active MidCap Fund
Pro Forma Statement of Investments
December 31, 2009 (Unaudited)

	Dreyfus Active MidCap Fund		Dreyfus Structured Midcap Fund		Dreyfus S&P STARS Opportunities S&P Fund		Dreyfus Active MidCap Fund Pro Forma Combined (*)	Dreyfus Active MidCap Fund	Dreyfus Structured Midcap Fund	Dreyfus S&P STARS Opportunities Fund	Dreyfus Active MidCap Fund Pro Forma Combined (*)

Common Stocks--99.7%	Shares							Value ($)
Commercial & Professional Services--0.9%
FactSet Research Systems			12,300	b			12,300		810,201		810,201
FTI Consulting			4,400	a			4,400		207,504		207,504
Gartner			39,700	a			39,700		716,188		716,188
									1,733,893		1,733,893
Consumer Discretionary--16.4%
Advance Auto Parts	110,100	a	36,600	a	110,000		256,700	4,456,848	1,481,568	4,452,800	10,391,216
Aeropostale	151,500	b	27,650	b	150,000	b	329,150	5,158,575	941,482	5,107,500	11,207,557
American Greetings, Cl. A	33,900						33,900	738,681			738,681
Barnes & Noble			29,100	a			29,100		554,937		554,937
Big Lots	167,500	a,b					167,500	4,854,150			4,854,150
Blyth			6,500				6,500		219,180		219,180
Boyd Gaming			23,000	a,b			23,000		192,510		192,510
Brinker International			48,200				48,200		719,144		719,144
Cheesecake Factory			62,900	a,b			62,900		1,358,011		1,358,011
Chico's FAS					100,000	a	100,000			1,405,000	1,405,000
Coach					180,000		180,000			6,575,400	6,575,400
Corinthian Colleges	331,100	a,b					331,100	4,559,247			4,559,247
DeVry	7,300						7,300	414,129			414,129
DISH Network, Cl. A	285,300						285,300	5,925,681			5,925,681
Dollar Tree	119,800	b	23,100	b	21,000	b	163,900	5,786,340	1,115,730	1,014,300	7,916,370
Family Dollar Stores	178,900		14,600		162,000		355,500	4,978,787	406,318	4,508,460	9,893,565
Foot Locker			78,300				78,300		872,262		872,262
Fossil			19,600	b			19,600		657,776		657,776
GameStop, Cl. A	231,900	a,b			100,000	a,b	331,900	5,087,886		2,194,000	7,281,886
Garmin	175,700	a					175,700	5,393,990			5,393,990
H & R Block	273,100						273,100	6,177,522			6,177,522
IAC/InterActiveCorp			15,100	b			15,100		309,248		309,248
International Speedway, Cl. A			9,400				9,400		267,430		267,430
ITT Educational Services			11,700	b	7,600	a,b	19,300		1,122,732	729,296	1,852,028
Leggett & Platt	107,400	a					107,400	2,190,960			2,190,960
Lennar, Cl. A					150,000		150,000			1,915,500	1,915,500
Liberty Global, Cl. A	238,600	a,b					238,600	5,227,726			5,227,726
Panera Bread, Cl. A			7,800	b			7,800		522,366		522,366
PetSmart			32,100				32,100		856,749		856,749
Priceline.com	21,800	a,b					21,800	4,763,300			4,763,300
Pulte Group			58,100	a,b			58,100		581,000		581,000
Regal Entertainment Group, Cl. A			23,800				23,800		343,672		343,672
Regis			15,100	a			15,100		235,107		235,107
Rent-A-Center	134,400	b	40,800	b			175,200	2,381,568	722,976		3,104,544
Ross Stores	26,700	a	16,500				43,200	1,140,357	704,715		1,845,072
Scholastic			21,600	a			21,600		644,328		644,328
Sherwin-Williams	53,900						53,900	3,322,935			3,322,935
Snap-On	25,700						25,700	1,086,082			1,086,082
Timberland, Cl. A			20,500	b			20,500		367,565		367,565
Toll Brothers					100,000	b	100,000			1,881,000	1,881,000
TRW Automotive Holdings	215,200	a,b					215,200	5,138,976			5,138,976
Under Armour, Cl. A					93,000	a,b	93,000			2,536,110	2,536,110
Warnaco Group			18,600	b			18,600		784,734		784,734
Wyndham Worldwide			11,000				11,000		221,870		221,870
								78,783,740	16,203,410	32,319,366	127,306,516
Consumer Staples--4.7%
BJ's Wholesale Club					15,000	a,b	15,000			490,650	490,650
Coca-Cola Enterprises	276,100						276,100	5,853,320			5,853,320
Dean Foods	283,100	b					283,100	5,107,124			5,107,124
Del Monte Foods	440,400						440,400	4,994,136			4,994,136
Estee Lauder, Cl. A	76,900						76,900	3,718,884			3,718,884
Hershey	101,600						101,600	3,636,264			3,636,264
Hormel Foods			20,200				20,200		776,690		776,690
Lancaster Colony	19,000		25,300				44,300	944,300	1,257,410		2,201,710
Lorillard	26,400						26,400	2,118,072			2,118,072
Smithfield Foods			26,800	a,b			26,800		407,092		407,092
SUPERVALU	111,300						111,300	1,414,623			1,414,623
Tyson Foods, Cl. A	299,700		20,000				319,700	3,677,319	245,400		3,922,719
Universal			15,800	a	14,000	a	29,800		720,638	638,540	1,359,178
								31,464,042	3,407,230	1,129,190	35,509,812
Energy--4.7%
Bill Barrett			27,100	a,b			27,100		843,081		843,081
BJ Services	46,300						46,300	861,180			861,180
Encore Acquisition	11,000	b	18,500	b			29,500	528,220	888,370		1,416,590
Energen			11,600				11,600		542,880		542,880
FMC Technologies					20,000	a,b	20,000			1,156,800	1,156,800
Frontier Oil			62,300				62,300		750,092		750,092
Helix Energy Solutions Group			14,300	b			14,300		168,025		168,025
Mariner Energy					150,000	b	150,000			1,741,500	1,741,500
Murphy Oil	53,400						53,400	2,894,280			2,894,280
Noble					150,000		150,000			6,105,000	6,105,000
Plains Exploration & Production			14,600	b			14,600		403,836		403,836
Spectra Energy	331,700						331,700	6,803,167			6,803,167
Tesoro	346,900	a	22,600	a			369,500	4,700,495	306,230		5,006,725
Unit			16,000	b			16,000		680,000		680,000
WGL Holdings	8,600	a	8,300				16,900	288,444	278,382		566,826
Whiting Petroleum	80,100	a,b					80,100	5,723,145			5,723,145
XTO Energy					109,000		109,000			5,071,770	5,071,770
								21,798,931	4,860,896	14,075,070	35,663,127
Financial--15.1%
Aaron's			20,800	a			20,800		576,784		576,784
Alexandria Real Estate Equities			12,900	a,d			12,900		829,341		829,341
Allied World Assurance Holdings	12,000						12,000	552,840			552,840
American Financial Group	200,800		48,750				249,550	5,009,960	1,216,313		6,226,273
AmeriCredit			67,700	a,b			67,700		1,289,008		1,289,008
Ameriprise Financial			15,500				15,500		601,710		601,710
Annaly Capital Management	365,100		30,500				395,600	6,334,485	529,175		6,863,660
Corporate Office Properties Trust			13,800				13,800		505,494		505,494
Discover Financial Services	425,138						425,138	6,253,780			6,253,780
Endurance Specialty Holdings	16,200						16,200	603,126			603,126
Equity One			18,200				18,200		294,294		294,294
Everest Re Group	14,300				50,000		64,300	1,225,224		4,284,000	5,509,224
Federated Investors, Cl. B	199,600	a	12,000	a			211,600	5,489,000	330,000		5,819,000
FirstMerit			49,400				49,400		994,916		994,916
Fortress Investment Group					700,000	a,b	700,000			3,115,000	3,115,000
GATX			13,100	a			13,100		376,625		376,625
HCC Insurance Holdings			39,900		23,700		63,600		1,116,003	662,889	1,778,892
Hospitality Properties Trust	105,100	d	55,000	d			160,100	2,491,921	1,304,050		3,795,971
Hudson City Bancorp	160,100		70,600		420,000		650,700	2,198,173	969,338	5,766,600	8,934,111
Interactive Brokers Group, Cl. A	130,300	a,b					130,300	2,308,916			2,308,916
IntercontinentalExchange					11,000	b	11,000			1,235,300	1,235,300
International Bancshares	12,000	a					12,000	227,160			227,160
Invesco					150,000		150,000			3,523,500	3,523,500
Investment Technology Group	228,600	b					228,600	4,503,420			4,503,420
Liberty Property Trust			13,700	a,d			13,700		438,537		438,537
Macerich			18,039	d			18,039		648,502		648,502
Mack-Cali Realty			4,500				4,500		155,565		155,565
Mercury General			3,000				3,000		117,780		117,780
Moody's	260,500	a					260,500	6,981,400			6,981,400
Nasdaq OMX Group			12,400	b	20,000	b	32,400		245,768	396,400	642,168
Nationwide Health Properties					26,000	d	26,000			914,680	914,680
New York Community Bancorp			31,700				31,700		459,967		459,967
NewAlliance Bancshares			98,800				98,800		1,186,588		1,186,588
Old Republic International			34,700				34,700		348,388		348,388
PartnerRe	65,700						65,700	4,905,162			4,905,162
People's United Financial					300,000		300,000			5,010,000	5,010,000
Potlatch			29,200	a,d			29,200		930,896		930,896
Principal Financial Group			19,200				19,200		461,568		461,568
Protective Life	235,500						235,500	3,897,525			3,897,525
Public Storage	32,300	a					32,300	2,630,835			2,630,835
Raymond James Financial	196,600	a	34,200				230,800	4,673,182	812,934		5,486,116
Regency Centers			20,700	a			20,700		725,742		725,742
Reinsurance Group of America			13,500				13,500		643,275		643,275
RenaissanceRe Holdings	3,500						3,500	186,025			186,025
StanCorp Financial Group			32,400				32,400		1,296,648		1,296,648
TD Ameritrade Holding	220,400	b					220,400	4,271,352			4,271,352
Transatlantic Holdings	21,700						21,700	1,130,787			1,130,787
UDR					165,000		165,000			2,712,600	2,712,600
Unitrin	13,000						13,000	286,650			286,650
Validus Holdings	40,400						40,400	1,088,376			1,088,376
Weingarten Realty Investors			41,600	a,d			41,600		823,264		823,264
Westamerica Bancorporation			18,800	a	13,000	a	31,800		1,040,956	719,810	1,760,766
								67,249,299	21,269,429	28,340,779	116,859,507
Health Care--13.9%
Celgene	12,600	a,b			107,000	b	119,600	786,366		5,957,760	6,744,126
Charles River Laboratories International			9,300	b			9,300		313,317		313,317
Cooper			9,400				9,400		358,328		358,328
Edwards Lifesciences					40,000	b	40,000			3,474,000	3,474,000
Endo Pharmaceuticals Holdings	125,200	b	45,400	b			170,600	2,567,852	931,154		3,499,006
Express Scripts					3,900	b	3,900			337,155	337,155
Forest Laboratories	145,600	b					145,600	4,675,216			4,675,216
Gilead Sciences					130,000	b	130,000			5,626,400	5,626,400
Henry Schein			24,400	b			24,400		1,283,440		1,283,440
Hospira	115,700	b					115,700	5,900,700			5,900,700
Humana	97,800	b	26,300	b			124,100	4,292,442	1,154,307		5,446,749
IMS Health	181,900						181,900	3,830,814			3,830,814
Kinetic Concepts	109,000	a,b	24,100	a,b			133,100	4,103,850	907,365		5,011,215
Laboratory Corp. of America Holdings	17,700	b					17,700	1,324,668			1,324,668
Life Technologies					151,000	b	151,000			7,886,730	7,886,730
LifePoint Hospitals			22,600	a,b			22,600		734,726		734,726
Mettler-Toledo International	53,100	a,b					53,100	5,574,969			5,574,969
Millipore	75,600	b					75,600	5,469,660			5,469,660
Mylan	107,700	a,b			250,000	a,b	357,700	1,984,911		4,607,500	6,592,411
Omnicare	238,300	a	31,400				269,700	5,762,094	759,252		6,521,346
OSI Pharmaceuticals			30,200	a,b			30,200		937,106		937,106
Perrigo	94,200						94,200	3,752,928			3,752,928
Resmed			17,400	b			17,400		909,498		909,498
STERIS			32,900	a			32,900		920,213		920,213
Techne			22,000				22,000		1,508,320		1,508,320
Tenet Healthcare	352,900	b					352,900	1,902,131			1,902,131
Universal Health Services, Cl. B	194,400				22,000		216,400	5,929,200		671,000	6,600,200
Valeant Pharmaceuticals International	127,600	a,b	36,800	a,b			164,400	4,056,404	1,169,872		5,226,276
Vertex Pharmaceuticals			8,000	b	140,000	a,b	148,000		342,800	5,999,000	6,341,800
								61,914,205	12,229,698	34,559,545	108,703,448
Industrial--9.2%
AGCO					14,250	a,b	14,250			460,845	460,845
Alliant Techsystems	23,600	a,b					23,600	2,083,172			2,083,172
Brink's			32,300		10,100		42,400		786,182	245,834	1,032,016
Bucyrus International			26,400				26,400		1,488,168		1,488,168
Cameron International			18,300	b			18,300		764,940		764,940
C.H. Robinson Worldwide					110,000	a	110,000			6,460,300	6,460,300
Dun & Bradstreet			4,400		8,000		12,400		371,228	674,960	1,046,188
Dycom Industries			87,000	b			87,000		698,610		698,610
Energizer Holdings			3,200	b			3,200		196,096		196,096
Fastenal					142,000	a	142,000			5,912,880	5,912,880
Flowserve			4,400		83,000		87,400		415,932	7,845,990	8,261,922
Fluor	28,000				6,000		34,000	1,261,120		270,240	1,531,360
Gentex			29,900				29,900		533,715		533,715
Goodrich					56,000		56,000			3,598,000	3,598,000
Granite Construction			12,200	a			12,200		410,652		410,652
Hubbell, Cl. B	12,500		28,400				40,900	591,250	1,343,320		1,934,570
ITT	23,500						23,500	1,168,890			1,168,890
Jacobs Engineering Group	13,900	b			100,000	b	113,900	522,779		3,761,000	4,283,779
Joy Global			22,500				22,500		1,160,775		1,160,775
KBR			17,600				17,600		334,400		334,400
L-3 Communications Holdings			11,500				11,500		999,925		999,925
Landstar System					88,000		88,000			3,411,760	3,411,760
Oceaneering International			16,200	b			16,200		948,024		948,024
Oshkosh	141,500		38,700				180,200	5,239,745	1,433,061		6,672,806
Patterson-UTI Energy			16,800				16,800		257,880		257,880
Pitney Bowes			13,700				13,700		311,812		311,812
R.R. Donnelley & Sons	258,400						258,400	5,754,568			5,754,568
SAIC	48,800	b					48,800	924,272			924,272
SEACOR Holdings			8,400	b			8,400		640,500		640,500
SPX	91,100						91,100	4,983,170			4,983,170
Stericycle					10,000	b	10,000			551,700	551,700
URS			18,100	b			18,100		805,812		805,812
Valmont Industries	26,200	a					26,200	2,055,390			2,055,390
W.W. Grainger					30,000		30,000			2,904,900	2,904,900
								24,584,356	13,901,032	36,098,409	71,218,052

Information Technology--15.6%
Advent Software			20,900	b			20,900		851,257		851,257
Affiliated Computer Services, Cl. A	14,600	b					14,600	871,474			871,474
Amdocs					70,000	b	70,000			1,997,100	1,997,100
AU Optronics, ADR					300,000	a	300,000			3,597,000	3,597,000
Avnet	31,900	a,b	19,400	b			51,300	962,104	585,104		1,547,208
Broadridge Financial Solutions	227,400		45,500				272,900	5,130,144	1,026,480		6,156,624
CA			25,900				25,900		581,714		581,714
Cognizant Technology Solutions, Cl. A			12,300	b			12,300		557,190		557,190
Computer Sciences			20,800	b	9,800	b	30,600		1,196,624	563,794	1,760,418
Convergys	274,300	a,b					274,300	2,948,725			2,948,725
Cree	100,900	b					100,900	5,687,733			5,687,733
Cypress Semiconductor	472,600	a,b	110,400	a,b			583,000	4,990,656	1,165,824		6,156,480
Diebold	167,700						167,700	4,771,065			4,771,065
Dolby Laboratories, Cl. A	108,200	a,b					108,200	5,164,386			5,164,386
DST Systems	63,200	b					63,200	2,752,360			2,752,360
F5 Networks			21,200	b			21,200		1,123,176		1,123,176
Fair Isaac			30,300	b			30,300		645,693		645,693
Fidelity National Information Services	246,700						246,700	5,782,648			5,782,648
Fiserv	74,200	b					74,200	3,597,216			3,597,216
FLIR Systems	35,000	a,b					35,000	1,145,200			1,145,200
Global Payments					120,000		120,000			6,463,200	6,463,200
Harris			5,200		60,000		65,200		247,260	2,853,000	3,100,260
Informatica			11,600	b			11,600		299,976		299,976
Ingram Micro, Cl. A	299,000	b	27,600	b			326,600	5,217,550	481,620		5,699,170
Integrated Device Technology			73,600	b			73,600		476,192		476,192
Intersil, Cl. A			40,800				40,800		625,872		625,872
Intuit	26,200	a,b					26,200	804,602			804,602
Linear Technology					130,000		130,000			3,970,200	3,970,200
ManTech International, Cl. A	4,500	a,b					4,500	217,260			217,260
Microchip Technology					190,000	a	190,000			5,521,400	5,521,400
Micron Technology			32,800	b			32,800		346,368		346,368
Novell	1,069,600	b					1,069,600	4,438,840			4,438,840
SanDisk	150,000	a,b					150,000	4,348,500			4,348,500
Semtech			10,400	b			10,400		176,904		176,904
Sohu.com	57,500	a,b					57,500	3,293,600			3,293,600
Sun Microsystems	117,600	b					117,600	1,101,912			1,101,912
Sybase	13,600	a,b	24,400	b	115,000	a,b	153,000	590,240	1,058,960	4,991,000	6,640,200
Synopsys			68,100	b			68,100		1,517,268		1,517,268
Tech Data			43,300	b	19,000	a,b	62,300		2,020,378	886,540	2,906,918
Teradata			18,700	b			18,700		587,741		587,741
ValueClick	18,900	b					18,900	191,268			191,268
VeriSign	97,000	b					97,000	2,351,280			2,351,280
Western Digital	165,400	b					165,400	7,302,410			7,302,410
Xilinx			17,800				17,800		446,068		446,068
								73,661,173	16,017,669	30,843,234	120,522,076
Materials--9.7%
Airgas			8,700				8,700		414,120		414,120
Bemis	12,560						12,560	372,404			372,404
Cabot			20,100				20,100		527,223		527,223
Carlisle Cos.	127,400		40,400				167,800	4,364,724	1,384,104		5,748,828
CF Industries Holdings	8,100						8,100	735,318			735,318
Commercial Metals	282,700	a					282,700	4,424,255			4,424,255
Crown Holdings	162,400	b	15,800	b	168,000	b	346,200	4,154,192	404,164	4,297,440	8,855,796
Donaldson			18,900				18,900		804,006		804,006
Eastman Chemical	99,500						99,500	5,993,880			5,993,880
FMC					93,000		93,000			5,185,680	5,185,680
General Cable			10,700	a,b			10,700		314,794		314,794
International Paper	209,400						209,400	5,607,732			5,607,732
Huntsman			47,300				47,300		534,017		534,017
Minerals Technologies			24,600		13,700		38,300		1,339,962	746,239	2,086,201
Nalco Holding	171,600	a					171,600	4,377,516			4,377,516
Pactiv	214,400	b	23,100	b			237,500	5,175,616	557,634		5,733,250
Plum Creek Timber	32,100	a					32,100	1,212,096			1,212,096
Reliance Steel & Aluminum	126,800		27,800				154,600	5,480,296	1,201,516		6,681,812
Scotts Miracle-Gro, Cl. A			16,400				16,400		644,684		644,684
Sealed Air	3,500						3,500	76,510			76,510
Temple-Inland			63,100				63,100		1,332,041		1,332,041
Terra Industries			11,500				11,500		370,185		370,185
Timken			35,300				35,300		836,963		836,963
Titanium Metals			50,200	a,b			50,200		628,504		628,504
Valspar			11,100				11,100		301,254		301,254
Walter Energy	91,700						91,700	6,905,927			6,905,927
Worthington Industries	230,900		72,000				302,900	3,017,863	941,040		3,958,903
								51,898,329	12,536,211	10,229,359	74,663,899

Telecommunication Services--2.8%
CommScope	60,900	a,b	35,700	b			96,600	1,615,677	947,121		2,562,798
Crown Castle International					147,000	b	147,000			5,738,880	5,738,880
Frontier Communications					280,000		280,000			2,186,800	2,186,800
NeuStar, Cl. A	13,600	b					13,600	313,344			313,344
Qwest Communications International	245,500	a					245,500	1,033,555			1,033,555
RF Micro Devices	1,119,300	a,b					1,119,300	5,339,061			5,339,061
Telephone & Data Systems			21,600				21,600		732,672		732,672
US Cellular			9,400	b			9,400		398,654		398,654
Virgin Media	219,500	a					219,500	3,694,185			3,694,185
								11,995,822	2,078,447	7,925,680	21,999,949

Transportation--0.1%
Con-way			7,600				7,600		265,316		265,316
Expeditors International of Washington			13,400				13,400		465,382		465,382
									730,698		730,698

Utilities--6.6%
AES					170,000	b	170,000			2,262,700	2,262,700
AGL Resources			20,200				20,200		736,694		736,694
American Water Works	170,297		19,100				189,397	3,816,356	428,031		4,244,387
Atmos Energy			15,900				15,900		467,460		467,460
CMS Energy			19,400	a			19,400		303,804		303,804
Consolidated Edison	82,100	a					82,100	3,729,803			3,729,803
Covanta Holding			16,300	b			16,300		294,867		294,867
DPL	168,400	a					168,400	4,647,840			4,647,840
DTE Energy	56,300						56,300	2,454,117			2,454,117
IDACORP	10,400	a	14,400				24,800	332,280	460,080		792,360
Integrys Energy	128,500						128,500	5,395,715			5,395,715
Northeast Utilities	37,600						37,600	969,704			969,704
NSTAR	19,400		6,900				26,300	713,920	253,920		967,840
NV Energy	397,200		99,600				496,800	4,917,336	1,233,048		6,150,384
ONEOK					117,000		117,000			5,214,690	5,214,690
PG & E	63,200						63,200	2,821,880			2,821,880
Pinnacle West Capital	148,600						148,600	5,435,788			5,435,788
Southern Union			45,600				45,600		1,035,120		1,035,120
UGI			43,600		21,000		64,600		1,054,684	507,990	1,562,674
WESCO International	31,700	b					31,700	856,217			856,217
Westar Energy	135,200						135,200	2,936,544			2,936,544
Xcel Energy	2,900						2,900	61,538			61,538
								39,089,038	6,267,708	7,985,380	51,079,426

Total Common Stocks
(cost $402,905,668, $107,515,552, $166,244,253 and $676,665,473, respectively)								462,438,935	111,236,321	203,506,012	777,181,268

Other Investment--1.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,831,000, $1,182,000, $3,058,000 and $10,071,000, respectively)
	5,831,000	c	1,182,000	c	3,058,000	c	10,071,000	5,831,000	1,182,000	3,058,000	10,071,000
Investment of Cash Collateral for
Securities Loaned--16.0%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund	76,044,585	c					76,044,585	76,044,585			76,044,585
Dreyfus Institutional Cash
Advantage Plus Fund			15,717,597	c	32,854,928	c	48,572,525		15,717,597	32,854,928	48,572,525
	(cost $76,044,585, $15,717,597, $32,854,928 and $124,617,110, respectively)							76,044,585	15,717,597	32,854,928	124,617,110

Total Investments (cost $484,781,253, $124,415,149, $202,157,181 and $811,353,583, respectively)							117.0%	544,314,520	128,135,918	239,418,940	911,869,378
Liabilities, Less Cash and Receivables							(17.1%)	(81,576,330)	(16,686,201)	(33,937,451)	(132,199,982)
Net Assets							100.0%	462,738,190	111,449,717	205,481,489	779,669,396

ADR - American Depository Receipts

a
Security, or portion thereof, on loan. At December 31, 2009, the total market value of securities on loan is $73,359,619, $15,341,553, $31,661,848 and $120,363,020, respectively and the total market value of the collateral held by the funds is $76,044,585, $15,717,597, $32,854,928 and $124,617,110, respectively.

b	Non-income producing security.
c	Investment in affiliated money market mutual fund.
d	Investment in real estate investment trust.

* As of 12/31/2009, all of the securities held by Dreyfus Structured Midcap Fund and Dreyfus S&P STARS Opportunities Fund comport with the investment strategies and restrictions of Dreyfus Active MidCap Fund and management does not anticipate having to dispose of any securities as a result of the merger.

See notes to unaudited pro forma financial statements.

Dreyfus Active MidCap Fund
Pro Forma Statement of Assets and Liabilities
December 31, 2009 (Unaudited)

		Dreyfus Active MidCap Fund	Dreyfus Structured Midcap Fund	Dreyfus S&P STARS Opportunities Fund	Adjustments		Dreyfus Active MidCap Fund Pro Forma Combined (Note 1)
ASSETS ($):	Investments in securities, at value - See Statement of Investments*
	Unaffiliated issuers	462,438,935	111,236,321.00	203,506,012.00			777,181,268
	Affiliated issuers	81,875,585	16,899,597	35,912,928			134,688,110
	Receivable for investment securities sold	4,780,300	-	-			4,780,300
	Dividends and interest receivable	635,198	109,015	131,902			876,115
	Receivable for shares of Common Stock subscribed	36,324	116,374	119,193			271,891
	Prepaid expenses	16,125	15,995	14,279			46,399

	Total Assets	549,782,467	128,377,302	239,684,314			917,844,083

LIABILITIES ($):	Due to The Dreyfus Corporation and affiliates	431,749	108,124	161,296			701,169
	Cash overdraft due to Custodian	4,737,010	809,456	813,202			6,359,668
	Liability for securities on loan	76,044,585	15,717,597	32,854,928			124,617,110
	Payable for shares of Common Stock redeemed	5,480,964	175,923	104,870			5,761,757
	Accrued expenses	349,969	116,485	268,529			734,983

	Total Liabilities	87,044,277	16,927,585	34,202,825			138,174,687

NET ASSETS ($)		462,738,190	111,449,717	205,481,489			779,669,396

REPRESENTED BY ($):	Paid-in capital	685,186,985	157,341,004	254,766,320			1,097,294,309
	Accumulated undistributed investment income - net	398,049	36,841	110,418			545,308
	Accumulated net realized gain (loss) on investments	(282,380,111)	(49,648,897)	(86,657,008)			(418,686,016)
	Accumulated net unrealized appreciation (depreciation) on investments	59,533,267	3,720,769	37,261,759			100,515,795

NET ASSETS ($)		462,738,190	111,449,717	205,481,489			779,669,396

Dreyfus Structured Midcap Fund, Class A shares (100 million shares of $.001 par value Common Stock authorized)
Net Assets			$45,338,606
Shares outstanding			2,997,235
Net asset value, offering price and redemption price per share			$15.13

Maximum offering price per share (net asset value plus maximum sales charge)			$16.05

Dreyfus Structured Midcap Fund, Class B shares (100 million shares of $.001 par value Common Stock authorized)
Net Assets			$2,018,065
Shares outstanding			141,958
Net asset value, offering price and redemption price per share			$14.22

Dreyfus Structured Midcap Fund, Class C shares (100 million shares of $.001 par value Common Stock authorized)
Net Assets			$11,655,979
Shares outstanding			817,489
Net asset value, offering price and redemption price per share			$14.26

Dreyfus Structured Midcap Fund, Class I shares (100 million shares of $.001 par value Common Stock authorized)
Net Assets			$52,437,067
Shares outstanding			3,430,019
Net asset value, offering price and redemption price per share			$15.29

Dreyfus S&P STARS Opportunities Fund, Class A shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets				$124,677,505
Shares outstanding				6,749,519
Net asset value, offering price and redemption price per share				$18.47

Maximum offering price per share (net asset value plus maximum sales charge)				$19.60

Dreyfus S&P STARS Opportunities Fund, Class B shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets				$6,613,826
Shares outstanding				377,933
Net asset value, offering price and redemption price per share				$17.50

Dreyfus S&P STARS Opportunities Fund, Class C shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets				$28,328,010
Shares outstanding				1,617,195
Net asset value, offering price and redemption price per share				$17.52

Dreyfus S&P STARS Opportunities Fund, Class I shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets				$45,862,148
Shares outstanding				2,412,898
Net asset value, offering price and redemption price per share				$19.01

Dreyfus Active MidCap Fund, Class A Shares (35 million shares of $.001 par value Common Stock authorized)
	Net Assets	$445,290,042			$170,016,111	(a)	$615,306,153
	Shares outstanding	15,889,262			6,067,515	(a)	21,956,777
	Net asset value, offering price and redemption price per share	$28.02					$28.02

	Maximum offering price per share (net asset value plus maximum sales charge)	$29.73					$29.73

Dreyfus Active MidCap Fund, Class B Shares (30 million shares of $.001 par value Common Stock authorized)
	Net Assets	$4,928,774			$8,631,891	(a)	$13,560,665
	Shares outstanding	183,579			321,507	(a)	505,086
	Net asset value, offering price and redemption price per share	$26.85					$26.85

Dreyfus Active MidCap Fund, Class C Shares (15 million shares of $.001 par value Common Stock authorized)
	Net Assets	$8,407,308			$39,983,989	(a)	$48,391,297
	Shares outstanding	312,423			1,486,089	(a)	1,798,512
	Net asset value, offering price and redemption price per share	$26.91					$26.91

Dreyfus Active MidCap Fund, Class I Shares (15 million shares of $.001 par value Common Stock authorized)
	Net Assets	$4,112,066			$98,299,215	(a)	$102,411,281
	Shares outstanding	145,003			3,466,650	(a)	3,611,653
	Net asset value, offering price and redemption price per share	$28.36					$28.36

	* Investments in securities, at cost
	Unaffiliated issuers	$402,905,668	$107,515,552	$166,244,253			$676,665,473
	Affiliated issuers	$81,875,585	$16,899,597	$35,912,928			$134,688,110

	Market value of securities on loan	$73,359,619	$15,341,553	$31,661,848			$120,363,020

(a)  Adjustment to reflect the exchange of shares outstanding from Dreyfus S&P STARS Opportunities Fund and Dreyfus Structured Midcap Fund into Dreyfus Active MidCap Fund.

See notes to unaudited pro forma financial statements.

Dreyfus Active MidCap Fund
Pro Forma Statement of Operations
December 31, 2009 (Unaudited)

		Dreyfus Active MidCap Fund	Dreyfus Structured Midcap Fund	Dreyfus S&P STARS Opportunities Fund	Adjustments		Dreyfus Active MidCap Fund Pro Forma Combined (Note 1)

INVESTMENT INCOME:

INCOME:	Cash Dividends (net of $20,463 foreign taxes withheld on Dreyfus S&P STARS Opportunities Fund
	Unaffiliated issuers	$8,493,293	$2,000,351	$3,102,911			$13,596,555
	Affiliated issuers	3,569	2,431	9,517			15,517
	Income from securities lending	494,846	67,923	360,551			923,320
	Interest Income	-	-	4,135			4,135
	Total Income	8,991,708	2,070,705	3,477,114			14,539,527

EXPENSES:	Management fee	3,196,911	776,015	1,540,153	$110,011	(a)	5,623,090
	Shareholder servicing costs	2,120,276	456,457	1,149,933	(200,000)	(b)	3,526,666
	Distribution fees	101,969	100,710	337,793			540,472
	Professional fees	88,763	36,382	63,380	(97,525)	(b)	91,000
	Registration fees	57,572	78,887	61,286	(122,745)	(b)	75,000
	Prospectus and shareholders' reports	56,515	-	67,467	(50,000)	(b)	73,982
	Custodian fees	45,239	20,392	19,915	(15,500)	(b)	70,046
	Directors'/Trustees' fees and expenses	35,907	8,814	19,423	(26,000)	(b)	38,144
	Loan commitment fees	4,029	637	530			5,196
	Interest expense	368	-	885			1,253
	License fees	-	-	331,173	(331,173)	(b)	-
	Miscellaneous	44,734	17,123	28,821	10,000	(b)	100,678
	Total Expenses	5,752,283	1,495,417	3,620,759	(722,932)		10,145,527

	Less- reduction in management fee due to undertaking	(426,184)		(521,324)	197,763	(c)	(749,745)
	Less- reduction in fees due to earnings credits	(57,548)	(8,161)	(19,797)			(85,506)
	Net Expenses	5,268,551	1,487,256	3,079,638	(525,169)		9,310,276

INVESTMENT INCOME (LOSS) - NET		3,723,157	583,449	397,476	525,169		5,229,251

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

	Net realized gain (loss) on investments:	(134,898,912)	(23,504,901)	(33,812,380)			(192,216,193)
	Net unrealized appreciation (depreciation) on investments	257,839,035	50,296,884	75,397,634			383,533,553

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS		122,940,123	26,791,983	41,585,254			191,317,360

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$126,663,280	$27,375,432	$41,982,730	$525,169		$196,546,611

(a)  Reflects additional management fees paid by the combined fund, due to 5 basis point fee increase on Dreyfus S&P STARS Opportunities Fund's assets.
(b)  Reflects an adjustment to expense primarily due to economies of scale on the combined fund's asset size.
(c)  Reflects the adjustment of management fee undertaking to be commensurate with those of the combined fund.

See notes to unaudited pro forma financial statements.

Dreyfus Active MidCap Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

At a meeting held on July 19, 2010, the Board of Directors of Strategic Funds, Inc., on behalf of Dreyfus Active MidCap Fund (the "Acquiring Fund"), and at a meeting held on June 29, 2010, the Board of Trustees of Dreyfus Manager Funds I, on behalf of Dreyfus S&P STARS Opportunities Fund, and the Board of Directors of Advantage Funds, Inc., on behalf of Dreyfus Structured Midcap Fund (Dreyfus S&P STARS Opportunities Fund and Dreyfus Structured Midcap Fund may be referred to herein individually as a "Fund" and collectively as the "Funds"), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by shareholders of the respective Fund, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A, Class B, Class C and Class I shares of the Acquiring Fund equal in value to the assets less liabilities of the respective Fund (each, an "Exchange").  The Acquiring Fund shares will then be distributed to the respective Fund's shareholders on a pro rata basis in liquidation of the Funds. Shareholders of each Fund will receive shares of the corresponding class of the Acquiring Fund in the respective Exchange.

Each Exchange will be accounted for as a tax-free merger of investment companies.  The unaudited pro forma statements of investments and assets and liabilities reflect the financial position of the Acquiring Fund and the Funds on December 31, 2009. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Funds for the twelve months ended December 31, 2009.  These pro forma financial statements reflect the financial position and the results of operations assuming each Fund's shareholders approved the relevant Exchange as of January 1, 2009. Each Fund Exchange will be voted on separately by the respective Fund's shareholders and is not conditional upon shareholders approving the other Fund Exchange or on any other Exchange approvals. These pro forma financial statements have been derived from each Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States ("GAAP").  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for prior periods will not be restated. The fiscal year end is December 31 for the Acquiring Fund, March 31 for Dreyfus S&P STARS Opportunities Fund and August 31 for Dreyfus Structured Midcap Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had each Exchange occurred on December 31, 2009.  The pro forma financial statements were prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the relevant Exchange, the Acquiring Fund will be the accounting survivor.

The funds enter into contracts that contain a variety of indemnifications. The funds' maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2--Portfolio Valuation:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.  This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund's investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1---unadjusted quoted prices in active markets for identical investments.
Level 2---other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3---significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

All of the investments in each fund are considered Level 1.

NOTE 3--Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of each class of shares of the respective Fund on December 31, 2009 by the net asset value per share of the corresponding class of the Acquiring Fund on December 31, 2009.

NOTE 4--Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if each Exchange had taken place on January 1, 2009.  The Dreyfus Corporation will bear the expenses of each Exchange.

NOTE 5--Federal Income Taxes:

Each fund has qualified as a "regulated investment company" under the Internal Revenue Code.  After each Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes.  The tax cost of investments will remain unchanged for the combined entity.

NOTE 6—Bank Line of Credit:

The Acquiring Fund and the Funds participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a "Facility"), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

DREYFUS S&P STARS OPPORTUNITIES FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

As a shareholder of Dreyfus S&P STARS Opportunities Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Active MidCap Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities.  The Fund is a series of Dreyfus Manager Funds I (the "Trust").  The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Fund.

Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders.  As a result of the review, management recommended to the Trust's Board that the Fund be consolidated with the Acquiring Fund.  If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund.  Management believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund.  The Acquiring Fund, like the Fund, normally invests in stocks of mid-cap companies.  In addition, the Acquiring Fund has a better recent short-term performance record than the Fund.  Management also believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

After careful review, the Trust's Board of Trustees has unanimously approved the proposed reorganization.  The Trust's Board of Trustees believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund.  In addition, the Acquiring Fund has a better recent short-term performance record than the Fund.  The Trust's Board of Trustees recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

●	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

●	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

●	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

●	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote.  If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely,

Bradley J. Skapyak President Dreyfus Manager Funds I

September 9, 2010

TRANSFER OF THE ASSETS OF
DREYFUS S&P STARS OPPORTUNITIES FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS ACTIVE MIDCAP FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS S&P STARS OPPORTUNITIES FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Active MidCap Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about January 27, 2011 (the "Closing Date"), and will no longer be a shareholder of Dreyfus S&P STARS Opportunities Fund (the "Fund").  You will receive Class A, Class B, Class C or Class I shares of the Acquiring Fund corresponding to your Class A, Class B, Class C or Class I shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date.  The Fund will then cease operations and will be terminated as a series of Dreyfus Manager Funds I (the "Trust").

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Trust's Board of Trustees believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund that also is managed by Dreyfus.  By combining the Fund with the Acquiring Fund, which has substantially more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management.  In addition, the Acquiring Fund has a better recent short-term performance record than the Fund.  The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.  Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes.  The Acquiring Fund and the Fund have substantially similar investment objectives and similar investment management policies, but use different investment processes and approaches to select stocks.  The Fund seeks long-term capital appreciation and the Acquiring Fund seeks to maximize capital appreciation.  Each fund normally invests primarily in stocks of mid-cap companies.  To pursue its goal, the Fund normally invests at least 80% of its assets in securities that have been ranked at the time of purchase by Standard & Poor's ("S&P") analysts according to S&P's STock Appreciation Ranking System (or "STARS").  S&P's equity research staff analyzes and ranks stocks — with 5-STARS being the highest ranking and 1-STARS the lowest ranking.  The Fund's portfolio managers principally use STARS to identify common stocks in the highest category (five-STARS) for purchase and in the lowest category (one-STARS) for short-selling.  The Fund's portfolio managers generally select securities of companies that, at the time of purchase, have market capitalizations within the range of companies included in the Standard & Poor's® MidCap 400 Index.  To pursue its goal, the Acquiring Fund normally invests at least 80% of its assets in the stocks of midsize companies.  The Acquiring Fund defines "midsize companies" as companies included in the Russell Midcap® Index at the time of purchase.  The Acquiring Fund's portfolio managers apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within mid-cap stocks in the U.S. stock market.  The portfolio managers use a proprietary valuation model that identifies and ranks stocks to construct the Acquiring Fund's portfolio, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure.  The Acquiring Fund generally attempts to have a neutral exposure to sectors, industries and capitalizations relative to the Russell Midcap Index.  Dreyfus is the investment adviser to the Fund and the Acquiring Fund and provides day-to-day management of each fund's investments.  MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Fund and the Acquiring Fund.  For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the reorganization.  A shareholder's tax basis and holding period in Fund shares will carry over to the shareholder's Acquiring Fund shares.  As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforward) prior to the reorganization, which distribution will be taxable to shareholders.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforward; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforward will be subject to limitations.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes.  You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

Under their respective agreements with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.70% of the value of the Fund's average daily net assets, and the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the Acquiring Fund's average daily net assets.  Pursuant to an existing undertaking, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Fund until at least August 1, 2011, so that the direct expenses of Class A, Class B, Class C and Class I shares of the Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.30%, 2.05%, 2.05% and 1.05%, respectively.  Because each class of shares of the Fund had a lower net expense ratio than the corresponding class of shares of the Acquiring Fund, as of each fund's most recent fiscal year end, after applicable fee waiver and/or expense reimbursement arrangements, if the reorganization is approved and consummated, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of Class A, Class B, Class C and Class I shares of the Acquiring Fund, so that the net operating expenses of such classes of shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the net operating expenses of Class A, Class B, Class C and Class I shares, respectively, of the Fund, as of its most recent fiscal year end (i.e., 1.30%, 2.05%, 2.05% and 1.05%, respectively).  Dreyfus has agreed to continue this undertaking until at least January 31, 2012.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No.  No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization.  Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE TRUST'S BOARD OF TRUSTEES RECOMMEND I VOTE?

After considering, among other factors, the terms and conditions of the reorganization, the investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the net expense ratios of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Trust's Board of Trustees believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders.  In reaching this conclusion, the Trust's Board of Trustees determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a substantially similar investment objective and similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a larger combined fund.  In addition, the Acquiring Fund has a better recent short-term performance record than the Fund.  By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.  Therefore, the Trust's Board of Trustees recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

●	By mail, with the enclosed proxy card and postage-paid envelope;
●	By telephone, with a toll-free call to the number listed on your proxy card;
●	Through the Internet, at the website address listed on your proxy card; or
●	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card.  Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.  Thank you in advance for your vote.

DREYFUS S&P STARS OPPORTUNITIES FUND

__________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
___________________________

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus S&P STARS Opportunities Fund (the "Fund"), a series of Dreyfus Manager Funds I (the "Trust"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Wednesday, November 17, 2010, at 10:00 a.m., for the following purposes:

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Active MidCap Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A, Class B, Class C and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B, Class C and Class I shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on September 1, 2010 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees

Michael A. Rosenberg Secretary

New York, New York
September 9, 2010

WE NEED YOUR PROXY VOTE
A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED.  IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS S&P STARS OPPORTUNITIES FUND
(A Series of Dreyfus Manager Funds I)

To and in Exchange for Class A, Class B, Class C and Class I Shares of

DREYFUS ACTIVE MIDCAP FUND
(A Series of Strategic Funds, Inc.)

PROSPECTUS/PROXY STATEMENT
AUGUST 27, 2010
_______________________________________

Special Meeting of Shareholders
To Be Held on Wednesday, November 17, 2010

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus Manager Funds I (the "Trust"), on behalf of Dreyfus S&P STARS Opportunities Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Wednesday, November 17, 2010, at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  Shareholders of record at the close of business on September 1, 2010 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus Active MidCap Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization").  Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization.  It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class B, Class C or Class I shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Class A, Class B, Class C or Class I Fund shares as of the date of the Reorganization.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information ("SAI") dated August 27, 2010, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety.  The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund.  A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus.  The funds have substantially similar investment objectives and similar investment management policies.  The Fund seeks long-term capital appreciation and the Acquiring Fund seeks to maximize capital appreciation.  Each fund normally invests primarily in stocks of mid-cap companies.  However, each fund uses different investment processes and approaches to select stocks, and the investment limitations of each fund (and the related risks) are not identical.  The Acquiring Fund is a series of Strategic Funds, Inc. (the "Company").  A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated May 1, 2010, Annual Report for its fiscal year ended December 31, 2009 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six-month period ended June 30, 2010 accompany this Prospectus/Proxy Statement.  The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference.  For a free copy of the Fund's most recent Prospectus or Annual Report for its fiscal year ended March 31, 2010, please call your financial adviser, or call 1-800-554-4611, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Class A, Class B, Class C and Class I shareholders of the Fund will vote together on the proposal.  Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting.  Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.  If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of July 30, 2010, the following numbers of Fund shares were issued and outstanding:

Class A Shares Outstanding	Class B Shares Outstanding	Class C Shares Outstanding	Class I Shares Outstanding
5,514,221	206,623	1,222,224	2,207,627

Proxy materials will be mailed to shareholders of record on or about September 17, 2010.

TABLE OF CONTENTS

Summary	4

Reasons for the Reorganization	26

Information about the Reorganization	26

Additional Information about the Acquiring Fund and the Fund	29

Voting Information	29

Financial Statements and Experts	36

Other Matters	36

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees	36

Exhibit A: Agreement and Plan of Reorganization	A-1

Exhibit B: Description of the Company's Board Members	B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction.  The Trust's Board, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A, Class B, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B, Class C and Class I Fund shareholder will receive a pro rata distribution of the Acquiring Fund's Class A, Class B, Class C and Class I shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares.  Thereafter, the Fund will cease operations and will be terminated as a series of the Trust.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.  No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization.  Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.

The Trust's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby.  See "Reasons for the Reorganization."

Federal Tax Consequences.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforward; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforward will be subject to limitations.  See "Information about the Reorganization — Federal Income Tax Consequences," " — Capital Loss Carryforward" and " — Sale of Portfolio Securities."

Comparison of the Fund and the Acquiring Fund.  The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus.  Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach.  The Fund and the Acquiring Fund have substantially similar investment objectives and similar investment management policies.  The Fund seeks long-term capital appreciation and the Acquiring Fund seeks to maximize capital appreciation.  Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.

To pursue its goal, the Fund normally invests at least 80% of its net assets in securities that have been ranked at the time of purchase by Standard & Poor's ("S&P") analysts according to the Standard & Poor's STock Appreciation Ranking System (or "STARS").  S&P's equity research staff analyzes and ranks the stocks of approximately 1,500 issuers and evaluates their appreciation potential for the coming 12 months as shown below:

5-STARS (Strong Buy):  Total return is expected to outperform the total return of a relevant benchmark by a wide margin over the coming 12 months, with shares rising in price on an absolute basis.

4-STARS (Buy):  Total return is expected to outperform the total return of a relevant benchmark over the coming 12 months, with shares rising in price on an absolute basis.

3-STARS (Hold):  Total return is expected to closely approximate that of the total return of a relevant benchmark over the coming 12 months, with shares generally rising in price on an absolute basis.

2-STARS (Sell):  Total return is expected to underperform the total return of a relevant benchmark over the coming 12 months, and the share price is not anticipated to show a gain.

1-STARS (Strong Sell):  Total return is expected to underperform the total return of a relevant benchmark by a wide margin over the coming 12 months, with shares falling in price on an absolute basis.

In seeking to achieve the investment objective of the Fund, the Fund's portfolio managers principally use STARS to identify common stocks in the highest category (five-STARS) for purchase and in the lowest category (one-STARS) for short-selling.  This investment approach is designed to provide opportunities to achieve performance that exceeds the total return of the S&P MidCap 400 Index, the Fund's benchmark.  The portfolio managers generally select for the Fund securities of companies that, at the time of purchase, have market capitalizations within the range of companies included in the S&P MidCap 400 Index.

Generally, the Fund invests at least 75% of its total assets in U.S. common stocks and U.S. dollar-denominated American Depositary Receipts ("ADRs") that are listed on U.S. exchanges that, at the time of initial purchase, were ranked five- or four-STARS, or at the time of the short sale, were ranked one- or two-STARS.  The Fund, however, may invest up to 25% of its total assets in U.S. common stocks and ADRs without regard to STARS ranking at the time of purchase.  This strategy will allow the Fund's portfolio managers to consider a larger universe of stocks that S&P does not follow, which means that the Fund may purchase more "lower-ranked" securities (or sell short more "higher-ranked" securities) than it otherwise could.

In selecting investments for the Fund, the Fund's portfolio managers analyze the stocks ranked by S&P analysts according to the STARS and select those they believe have the best potential for capital appreciation.  The portfolio managers focus on companies that show the potential to achieve growth at a reasonable price.  The Fund's portfolio managers consider various factors including market segment, industry, earnings history, price-to-earnings ratio and management.

If S&P downgrades a security held by the Fund to four-STARS from five-STARS, the Fund may purchase additional shares of that security without limitation.  In addition, if S&P upgrades a security held by the Fund to two-STARS from one-STARS, the Fund may sell short additional shares of that security without limitation.  If, however, S&P downgrades a security held by the Fund from five- or four-STARS to three-STARS or lower, that security is subject to the 25% limitation on acquiring securities without regard to STARS ranking.  Similarly, if S&P upgrades a security sold short by the Fund from one- or two-STARS to three-STARS or higher, that security also is subject to the 25% limitation on investments made without regard to STARS ranking.

"Standard & Poor's®", "S&P®" and "STARS®" are trademarks of Standard & Poor's and have been licensed for use.  The Fund is not sponsored, managed, advised, sold or promoted by S&P.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its assets in the stocks of midsize companies.  The Acquiring Fund's stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers, including those purchased in initial public offerings ("IPOs").  The Acquiring Fund defines "midsize companies" as companies included in the Russell Midcap® Index at the time of purchase.  The Acquiring Fund may continue to own stocks subsequently removed from the Russell Midcap Index, but would not expect to do so for extended periods due to the application of the portfolio managers' quantitative investment process described below.

The Acquiring Fund's portfolio managers apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within mid-cap stocks in the U.S. stock market.  The Acquiring Fund's portfolio managers use a proprietary valuation model that identifies and ranks stocks (Composite Alpha Ranking or "CAR") based on:

●	a long-term relative valuation model that utilizes forward looking estimates of risk and return;

●
an Earnings Sustainability ("ES") model that gauges how well earnings forecasts are likely to reflect changes in future cash flows.  Measures of ES help stock selection strategy by tilting the Acquiring Fund's portfolio away from stocks with poor ES and tilting it towards stocks with strong ES; and

●	a set of Behavioral Factors, including earnings revisions and share buybacks that provide the portfolio managers with information about potential misvaluations of stocks.

The Acquiring Fund's portfolio managers construct the Acquiring Fund's portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure.  Within each sector and style subset, the Acquiring Fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive.  This approach differs from conventional portfolio management in that, generally, the Acquiring Fund's portfolio managers will strictly adhere to underlying models in selecting portfolio securities. In unusual circumstances, the Acquiring Fund's portfolio managers may deviate from the models.

The Acquiring Fund generally attempts to have a neutral exposure to sectors, industries and capitalizations relative to the Russell Midcap Index.  The Acquiring Fund typically will hold between 100 and 250 securities selected using the models.  The Acquiring Fund's portfolio managers will periodically rebalance the Acquiring Fund's portfolio, which will result in changes in portfolio holdings.  The Acquiring Fund's portfolio managers may enhance the models from time to time, depending on their ongoing research efforts.

The S&P MidCap 400 Index and the Russell Midcap Index are unmanaged indexes designed to measure the performance of the midcap segment of the U.S. stock market.  As of March 31, 2010, the market capitalization of the largest company in the S&P MidCap 400 Index was approximately $8.19 billion, and the weighted average and median market capitalizations of the S&P MidCap 400 Index were approximately $3.07 billion and $2.28 billion, respectively.  As of March 31, 2010, the market capitalization of the largest company in the Russell Midcap Index was approximately $17.75 billion, and the weighted average and median market capitalizations of the Russell Midcap Index were approximately $6.81 billion and $3.68 billion, respectively.

The Fund and the Acquiring Fund may, but are not required to, use derivatives, such as options, and, with respect to the Fund only, futures and options on futures (including those relating to securities, indexes and foreign currencies), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage currency risk or as part of a hedging strategy.  The Fund may "sell short" securities that at their time of initial sale were ranked one- or two-STARS.  The Fund and the Acquiring Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.  Short-selling is considered "leverage," may involve substantial risk and could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.  The Fund also is permitted to engage in leverage through borrowing money to purchase securities.

Neither fund has any limitation regarding portfolio turnover.  The Fund and the Acquiring Fund may engage in short-term trading and each fund may have portfolio turnover rates in excess of 100%.  A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year.  During its most recent fiscal year, the Fund's and the Acquiring Fund's portfolio turnover rates were 53.51% and 189.84%, respectively, of the average value of the respective fund's portfolio.

The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets.

The Fund is a "non-diversified" fund, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  The Acquiring Fund is a "diversified" fund, which means that the Acquiring Fund will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).  The Acquiring Fund cannot change its diversified status without shareholder approval, but the Fund may elect to become a diversified fund without shareholder approval.

For more information on the Fund's or the Acquiring Fund's investment management policies, see "Goal and Approach" in the relevant Prospectus and "Description of the Company and Fund[s]" in the relevant Statement of Additional Information.

The Fund is a series of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts.  The Acquiring Fund is a series of the Company, which is a corporation organized under the laws of the State of Maryland.  See "Certain Organizational Differences Between the Trust and the Company" below.

Investment Risks.  The principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar.  These risks are discussed below.  An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  It is not a complete investment program.  The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

●
Market risk.  The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

●
Issuer risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

●
Smaller company risk.  Investments in small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and a fund's ability to sell these securities when deemed appropriate.  These companies may have limited product lines, markets and/or financial resources, or may depend on a limited management group.  Some of the Fund's and Acquiring Fund's investments will rise and fall based on investor perception rather than economic factors.  Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

●
Growth and value stock risk.  By investing in a mix of growth and value companies, the funds assume the risks of both.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.  Value stocks involve the risk that they may never reach their expected market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.

●
Foreign investment risk.  To the extent the Fund or the Acquiring Fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies.  Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

●
Foreign currency risk.  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund or the Acquiring Fund and denominated in those currencies.  Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

●
STARS rankings risk.  (Fund only)  S&P STARS rankings represent the subjective determination of S&P's analysts, and may not accurately assess the investment prospects of a particular security. Past performance of securities included in the S&P STARS system does not necessarily predict the future performance of the Fund.

●
Non-diversification risk.  (Fund only)  The Fund is non-diversified, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. Therefore, the Fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

In addition to the principal risks described above, the Fund and the Acquiring Fund, except as noted, are subject to the following additional risks.

●
Derivatives risk.  A small investment in derivatives could have a potentially large impact on a fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with the underlying instruments or the fund's other investments.  Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.  Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.  A fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

●
Leveraging risk.  The use of leverage, such as lending portfolio securities, engaging in forward commitment transactions, entering into forward currency contracts, and, for the Fund only, entering into futures contracts, borrowing money to purchase securities and engaging in reverse repurchase agreements, may magnify the respective fund's gains or losses.

●
Short sale risk.  The Fund and the Acquiring Fund may make short sales, which involves selling a security the fund does not own in anticipation that the security's price will decline.  Short sales expose a fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.  Short sales may involve substantial risk and "leverage."  Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock.  In theory, stocks sold short have unlimited risk.  A fund may not always be able to close out a short position at a particular time or at an acceptable price.  A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price.  Thus, there is a risk that the Fund may be unable to fully implement its investment strategy due to a lack of available stocks or for some other reason.

●
Market sector risk.  (Fund only)  The Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause its performance to be more or less sensitive to developments affecting those companies, industries or sectors.

●
IPO risk.  Although each fund typically invests in seasoned issuers, each fund may purchase securities of companies in IPOs or shortly thereafter.  The prices of securities purchased in IPOs can be very volatile.  The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions.  In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.

Under adverse market conditions, the Fund and the Acquiring Fund could invest some or all of their respective assets in U.S. Treasury securities and money market securities.  Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market.  To the extent the Fund or the Acquiring Fund invests defensively in these securities, such fund might not achieve its investment objective.  Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

See "Investment Risks" in the relevant Prospectus and "Description of the Company and Fund[s]" in the relevant Statement of Additional Information, for a more complete description of investment risks.

Sales Charges.  The schedules of sales charges imposed at the time of purchase of Class A shares of the Fund and the Acquiring Fund are identical.  The CDSCs imposed at the time of redemption on Class B and Class C shares for the Fund and the Acquiring Fund are identical.  Class I shares of each fund are not subject to any sales charges.  See in the relevant Prospectus "Shareholder Guide" for a discussion of sales charges and the CDSC.  No sales charge or CDSC will be imposed at the time of the Reorganization.  Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.

Fees and Expenses.  Under their respective agreements with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.70% of the value of the Fund's average daily net assets, and the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the Acquiring Fund's average daily net assets.  Pursuant to an existing undertaking, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Fund until at least August 1, 2011, so that the direct expenses of Class A, Class B, Class C and Class I shares of the Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.30%, 2.05%, 2.05% and 1.05%, respectively.  Because each class of shares of the Fund had a lower net expense ratio than the corresponding class of shares of the Acquiring Fund, as of each fund's most recent fiscal year end, after applicable fee waiver and/or expense reimbursement arrangements, if the Reorganization is approved and consummated, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of Class A, Class B, Class C and Class I shares of the Acquiring Fund, so that the net operating expenses of such classes of shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the net operating expenses of Class A, Class B, Class C and Class I shares, respectively, of the Fund, as of its most recent fiscal year end (i.e., 1.30%, 2.05%, 2.05% and 1.05%, respectively).  Dreyfus has agreed to continue this undertaking until at least January 31, 2012.  Without Dreyfus' current expense undertaking for the Fund, each class of shares of the Acquiring Fund, except for Class I shares, had a lower total expense ratio than the corresponding class of shares of the Fund, based on expenses of the funds, as of the respective fund's most recent fiscal year end.

The fees and expenses set forth below for the Fund are as of its fiscal year ended March 31, 2010, and for the Acquiring Fund are as of its fiscal year ended December 31, 2009.  The "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund as of the fiscal year end noted above, as adjusted showing the effect of the Reorganization.  Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

	Fund Class A	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none1	none1	none1

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%	0.75%	0.75%
Distribution (12b-1) fees	none	none	none
Other expenses (including shareholder services fees)	0.82%2	0.57%	0.55%
Total annual fund operating expenses	1.52%	1.32%	1.30%
Fee waiver and/or expense reimbursement	(0.22)%3	N/A4	N/A5
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.30%	1.32%	1.30%

	Fund Class B	Acquiring Fund Class B	Pro Forma After Reorganization Acquiring Fund Class B

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	4.00%	4.00%	4.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%	0.75%	0.75%
Distribution (12b-1) fees	0.75%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.95%2	0.74%	0.72%
Total annual fund operating expenses	2.40%	2.24%	2.22%
Fee waiver and/or expense reimbursement	(0.35)%3	N/A4	(0.17)%5
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	2.05%	2.24%	2.05%

	Fund Class C	Acquiring Fund Class C	Pro Forma After Reorganization Acquiring Fund Class C

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%	0.75%	0.75%
Distribution (12b-1) fees	0.75%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.76%2	0.64%	0.56%
Total annual fund operating expenses	2.21%	2.14%	2.06%
Fee waiver and/or expense reimbursement	(0.16)%3	N/A4	(0.01)%5
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	2.05%	2.14%	2.05%

	Fund Class I	Acquiring Fund Class I	Pro Forma After Reorganization Acquiring Fund Class I

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%	0.75%	0.75%
Distribution (12b-1) fees	none	none	none
Other expenses (including shareholder services fees)	0.62%2	0.86%	0.44%
Total annual fund operating expenses	1.32%	1.61%	1.19%
Fee waiver and/or expense reimbursement	(0.27)%3	N/A4	(0.14)%5
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.05%	1.61%	1.05%

_______________________________
1      Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
2      "Other expenses" for the Fund include an annual 0.15% licensing fee payable by the Fund to S&P for the use of certain of S&P's proprietary tradenames and trademarks, pursuant to a license agreement between Dreyfus and S&P.  The license agreement will be terminated if the Reorganization is approved and consummated.
3      Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Fund until at least August 1, 2011, so that the direct expenses of Class A, Class B, Class C and Class I shares of the Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.30%, 2.05%, 2.05% and 1.05%, respectively.
4      Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund for the period June 1, 2010 through November 30, 2010, so that the direct expenses of Class A, Class B, Class C and Class I shares of the Acquiring Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.50%, 2.25%, 2.25% and 1.25%, respectively.
5      If the Reorganization is approved and consummated, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund until at least January 31, 2012, so that the net operating expenses of Class A, Class B, Class C and Class I shares of the Acquiring Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the net operating expenses of the corresponding class of shares of the Fund as of the Fund's fiscal year ended March 31, 2010 (i.e., 1.30%, 2.05%, 2.05% and 1.05%, respectively).

Shareholders of another fund advised by Dreyfus—Dreyfus Structured Midcap Fund (the "Structured Fund")—also are being asked in separate proxy materials directed to them to approve an Agreement and Plan of Reorganization providing for the transfer of all of the Structured Fund's assets, subject to its liabilities, to the Acquiring Fund in exchange for shares of the Acquiring Fund.  If approved by the Fund's shareholders, the Reorganization will be consummated for the Fund whether or not the shareholders of the Structured Fund approve the reorganization of the Structured Fund and the Acquiring Fund.  The fees and expenses set forth below assume that shareholders of the Fund and of the Structured Fund approve the reorganizations of their respective funds into the Acquiring Fund.  The fees and expenses set forth below for the Fund, the Structured Fund and the Acquiring Fund are as of their most recent fiscal year end (August 31, 2009 for the Structured Fund).  The "Pro Forma After Reorganizations" operating expenses information set forth below is based on the fees and expenses of each fund as of the fiscal year end noted above, as adjusted showing the effect of the reorganizations.

	Fund Class A	Structured Fund Class A	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%	5.75%

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none1	none1	none1	none1

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%	0.75%	0.75%	0.75%
Distribution (12b-1) fees	none	none	none	none
Other expenses (including shareholder services fees)	0.82%2	0.77%	0.57%	0.55%
Total annual fund operating expenses	1.52%	1.52%	1.32%	1.30%
Fee waiver and/or expense reimbursement	(0.22)%3	N/A	N/A4	N/A5
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.30%	1.52%	1.32%	1.30%

	Fund Class B	Structured Fund Class B	Acquiring Fund Class B	Pro Forma After Reorganization Acquiring Fund Class B

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	4.00%	4.00%	4.00%	4.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%	0.75%	0.75%	0.75%
Distribution (12b-1) fees	0.75%	0.75%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.95%2	0.84%	0.74%	0.71%
Total annual fund operating expenses	2.40%	2.34%	2.24%	2.21%
Fee waiver and/or expense reimbursement	(0.35)%3	N/A	N/A4	(0.16)%5
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	2.05%	2.34%	2.24%	2.05%

	Fund Class C	Structured Fund Class C	Acquiring Fund Class C	Pro Forma After Reorganization Acquiring Fund Class C

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%	0.75%	0.75%	0.75%
Distribution (12b-1) fees	0.75%	0.75%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.76%2	0.73%	0.64%	0.56%
Total annual fund operating expenses	2.21%	2.23%	2.14%	2.06%
Fee waiver and/or expense reimbursement	(0.16)%3	N/A	N/A4	(0.01)%5
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	2.05%	2.23%	2.14%	2.05%

	Fund Class I	Structured Fund Class I	Acquiring Fund Class I	Pro Forma After Reorganization Acquiring Fund Class I

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%	0.75%	0.75%	0.75%
Distribution (12b-1) fees	none	none	none	none
Other expenses (including shareholder services fees)	0.62%2	0.43%	0.86%	0.36%
Total annual fund operating expenses	1.32%	1.18%	1.61%	1.11%
Fee waiver and/or expense reimbursement	(0.27)%3	N/A	N/A4	(0.06)%5
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.05%	1.18%	1.61%	1.05%

_______________________________
1      Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
2      "Other expenses" for the Fund include an annual 0.15% licensing fee payable by the Fund to S&P for the use of certain of S&P's proprietary tradenames and trademarks, pursuant to a license agreement between Dreyfus and S&P.  The license agreement will be terminated if the Reorganization is approved and consummated.
3      Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Fund until at least August 1, 2011, so that the direct expenses of Class A, Class B, Class C and Class I shares of the Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.30%, 2.05%, 2.05% and 1.05%, respectively.
4      Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund for the period June 1, 2010 through November 30, 2010, so that the direct expenses of Class A, Class B, Class C and Class I shares of the Acquiring Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.50%, 2.25%, 2.25% and 1.25%, respectively.
5      If the Reorganization is approved and consummated, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund until at least January 31, 2012, so that the net operating expenses of Class A, Class B, Class C and Class I shares of the Acquiring Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the net operating expenses of the corresponding class of shares of the Fund as of the Fund's fiscal year ended March 31, 2010 (i.e., 1.30%, 2.05%, 2.05% and 1.05%, respectively).

Examples

The Examples below are intended to help you compare the cost of investing in the Fund and the Acquiring Fund.  The first "Pro Forma After Reorganization" Example below shows the Reorganization of the Fund and the Acquiring Fund and the second "Pro Forma After Reorganizations" Example below shows the reorganizations of the Fund, the Structured Fund and the Acquiring Fund.  Each Example assumes you invest $10,000 in the respective fund for the time periods indicated.  Each Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same.  The one-year Example and the first year of the three-, five- and ten-years Examples for the Fund are based on net operating expenses, which reflect any expense waiver/reimbursement arrangements by Dreyfus.  The "Pro Forma After Reorganization(s)" Examples are based on the operating expenses of the funds, as of the respective fiscal year ends noted above, as adjusted showing the effect of the reorganizations.  The one-year and the first year of the three-, five- and ten-years for the "Pro Forma After Reorganization(s)" Examples below are based on net operating expenses, which reflect any expense waiver/reimbursement arrangements by Dreyfus.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund
	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares

1 Year	$700	$608/$208	$308/$208	$107

3 Years	$1,007	$1,015/$715	$676/$676	$392

5 Years	$1,337	$1,449/$1,249	$1,170/$1,170	$698

10 Years	$2,266	$2,289/$2,289**	$2,532/$2,532	$1,567

	Acquiring Fund
	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares

1 Year	$702	$627/$227	$317/$217	$164

3 Years	$969	$1,000/$700	$670/$670	$508

5 Years	$1,257	$1,400/$1,200	$1,149/$1,149	$876

10 Years	$2,074	$2,129/$2,129**	$2,472/$2,472	$1,911

	Pro Forma After Reorganization—Fund and Acquiring Fund Acquiring Fund Shares
	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares

1 Year	$700	$608/$208	$308/$208	$107

3 Years	$963	$978/$678	$645/$645	$364

5 Years	$1,247	$1,374/$1,174	$1,108/$1,108	$641

10 Years	$2,053	$2,094/$2,094**	$2,389/$2,389	$1,431

	Pro Forma After Reorganizations—Fund, Structured Fund and Acquiring Fund Acquiring Fund Shares
	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares

1 Year	$700	$608/$208	$308/$208	$107

3 Years	$963	$976/$676	$645/$645	$347

5 Years	$1,247	$1,370/$1,170	$1,108/$1,108	$606

10 Years	$2,053	$2,089/$2,089**	$2,389/$2,389	$1,346

___________________________
*	With redemption/without redemption.
**	Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

Past Performance.  The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund.  The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class A shares from year to year and the bar chart for the Fund shows the changes in the performance of the Fund's Class A shares from year to year.  The table for each fund compares the average annual total returns of the respective fund's shares to those of broad measures of market performance.  Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown.  Past performance (before and after taxes) is no guarantee of future results.  More recent performance information may be available at www.dreyfus.com.

The Fund commenced investment operations after all of the assets of another investment company (the "predecessor fund") were transferred to the Fund in a tax-free reorganization on May 1, 2004.  The Fund's performance figures in the bar chart and table below represent the performance of the predecessor fund's shares for periods prior to May 1, 2004 and the performance of the respective class of Fund shares thereafter.

After-tax performance is shown only for Class A shares of the Acquiring Fund and the Fund.  After-tax performance of each fund's other share classes will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund—Class A Shares
Year-by-year total returns as of 12/31 each year (%)

+8.60	-9.56	-11.55	+31.68	+15.33	+14.40	+13.56	-4.76	-44.73	+35.24
'00	'01	'02	'03	'04	'05	'06	'07	'08	'09

Best Quarter:	Q2 '09	+20.71%
Worst Quarter:	Q4 '08	-28.18%

The year-to-date total return of the Acquiring Fund's Class A shares as of 6/30/10 was –3.56%.

Acquiring Fund Shares
Average annual total returns as of 12/31/09

Share Class (inception date)	1 Year	5 Years	10 Years
Class A (1/29/85) returns before taxes	27.48%	-2.71%	1.41%

Class A returns after taxes on distributions	27.34%	-3.81%	0.00%

Class A returns after taxes on distributions and sale of fund shares	18.05%	-2.07%	1.03%

Class B (11/27/02)* returns before taxes	30.05%	-2.62%	1.77%**

Class C (11/27/02)* returns before taxes	33.13%	-2.31%	1.47%

Class I (11/27/02)* returns before taxes	35.01%	-1.66%	2.01%

Russell Midcap Index reflects no deduction for fees, expenses or taxes	40.48%	2.43%	4.98%

S&P MidCap 400 Index reflects no deduction for fees, expenses or taxes	37.38%	3.27%	6.36%
_______________________________
*           For the Acquiring Fund's Class B, Class C and Class I shares, periods prior to inception date reflect the performance of the Acquiring Fund's Class A shares, adjusted to reflect applicable sales charges.  Such performance figures have not been adjusted, however, to reflect applicable fees and expenses; if such fees and expenses were reflected, the performance shown for Class B and Class C shares of the Acquiring Fund would have been lower.
**         Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

Fund—Class A Shares*
Year-by-year total returns as of 12/31 each year (%)

-22.59	+34.88	+17.29	+20.64	+12.09	+11.89	-37.56	+21.59
'02	'03	'04	'05	'06	'07	'08	'09

Best Quarter:	Q2 '03	+15.54%
Worst Quarter:	Q4 '08	-22.46%

The year-to-date total return of the Fund's Class A shares as of 6/30/10 was –4.28%.

*  Represents the performance of the predecessor fund's shares for periods prior to May 1, 2004.

Fund Shares Average annual total returns as of 12/31/09*

Share Class (inception date)	1 Year	5 Years	Since Inception

Class A (10/01/01) returns before taxes	14.58%	1.60%	5.52%

Class A returns after taxes on distributions	14.58%	1.46%	5.34%

Class A returns after taxes on distributions and sale of fund shares	9.48%	1.39%	4.78%

Class B (10/01/01) returns before taxes	16.77%	1.72%	5.83%**

Class C (10/01/01) returns before taxes	19.66%	2.11%	5.62%

Class I (10/01/01) returns before taxes	21.94%	3.08%	6.64%

Russell Midcap Index reflects no deduction for fees, expenses or taxes	40.48%	2.43%	7.85%

S&P MidCap 400 Index reflects no deduction for fees, expenses or taxes	37.38%	3.27%	7.89%
_______________________________
*           Represents the performance of the predecessor fund's shares for periods prior to May 1, 2004, as adjusted to reflect the Fund's applicable sales loads, and the performance of the respective class of Fund shares thereafter.
**         Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

Investment Adviser.  The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $273 billion in approximately 193 mutual fund portfolios.  A discussion regarding the basis for the Company's Board approving the Acquiring Fund's management agreement with Dreyfus is available in the Acquiring Fund's Annual Report for the fiscal year ended December 31, 2009.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.  BNY Mellon has more than $22.3 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $12 trillion in outstanding debt.  Additional information is available at www.bnymellon.com.

Primary Portfolio Managers.  Warren Chiang, CFA, and C. Wesley Boggs serve as the primary portfolio managers of the Fund and the Acquiring Fund, and will manage the combined fund if the Reorganization is approved and consummated.  Messrs. Chiang and Boggs have served as the primary portfolio managers of the Acquiring Fund since February 2009 and of the Fund since March 2010.  Mr. Chiang is managing director and head of active equity strategies at Mellon Capital Management Corporation ("Mellon Capital"), an affiliate of Dreyfus, where he has been employed since 1997.  Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital, where he has been employed since 1993.  Messrs. Chiang and Boggs have been employed by Dreyfus since September 2007.

Board Members.  Other than Joseph S. DiMartino, who is Chairman of the Board of the Trust and the Company, and Ehud Houminer, who is a member of the Boards of the Trust and the Company, the Trust and the Company have different Board members.  None of the Board members of the Trust or the Company is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members").  For a description of the Company's Board members, see Exhibit B.

Independent Registered Public Accounting Firm.  Ernst & Young LLP is the independent registered public accounting firm for the Fund and the Acquiring Fund.

Capitalization.  The Fund and the Acquiring Fund have classified their respective shares into four classes – Class A, Class B, Class C and Class I.  The following tables set forth, as of December 31, 2009, (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the Structured Fund's shares, (3) the capitalization of each class of the Acquiring Fund's shares and (4) the pro forma capitalization of each class of the Acquiring Fund's shares, as adjusted showing the effect of both reorganizations had they occurred on such date.

	Fund Class A	Structured Fund Class A	Acquiring Fund Class A	Adjustments	Pro Forma After Reorganizations Acquiring Fund Class A
Total net assets	$124,677,505	$45,338,606	$445,290,042		$615,306,153
Net assets value per share	$18.47	$15.13	$28.,02		$28.02
Shares outstanding	6,749,519	2,997,235	15,889,262	6,067,515*	21,956,777

	Fund Class B	Structured Fund Class B	Acquiring Fund Class B	Adjustments	Pro Forma After Reorganizations Acquiring Fund Class B
Total net assets	$6,613,826	$2,018,065	$4,928,774		$13,560,665
Net assets value per share	$17.50	$14.22	$26.85		$26.85
Shares outstanding	377,933	141,958	183,579	321,507*	505,086

	Fund Class C	Structured Fund Class C	Acquiring Fund Class C	Adjustments	Pro Forma After Reorganizations Acquiring Fund Class C
Total net assets	$28,328,010	$11,655,979	$8,407,308		$48,391,297
Net assets value per share	$17.52	$14.22	$26.91		$26.91
Shares outstanding	1,617,195	817,489	312,423	1,486,089*	1,798,572

	Fund Class I	Structured Fund Class I	Acquiring Fund Class I	Adjustments	Pro Forma After Reorganizations Acquiring Fund Class I
Total net assets	$45,862,148	$52,437,067	$4,112,066		$102,411,281
Net assets value per share	$19.01	$15.29	$28.36		$28.36
Shares outstanding	2,412,898	3,430,019	145,003	3,466,650*	3,611,653

_______________________
* Adjustment to reflect the exchange of shares outstanding from the Fund and the Structure Fund to the Acquiring Fund.

The Fund's total net assets (attributable to Class A, Class B, Class C and Class I shares) and the Acquiring Fund's total net assets (attributable to Class A, Class B, Class C and Class I shares), as of December 31, 2009, were $205,481,489 and $462,738,190, respectively.  Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.  All share classes of a fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Shareholders of the Structured Fund also are being asked in proxy materials directed to them to approve a separate Agreement and Plan of Reorganization providing for the transfer of all of such fund's assets, subject to liabilities, to the Acquiring Fund in exchange for Acquiring Fund shares.  As of December 31, 2009, the Structured Fund had total net assets (attributable to Class A, Class B, Class C and Class I shares) of $111,449,717.  If approved by the Fund's shareholders, the Reorganization will be consummated for the Fund whether or not the shareholders of the Structured Fund approve the reorganization of that fund with the Acquiring Fund.

Purchase Procedures.  The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same.  See the relevant fund's Prospectus and Statement of Additional Information for a discussion of purchase procedures.

Distribution (12b-1) Plans.  Class B and Class C shares of the Fund and the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan").  Under the respective Rule 12b-1 Plan, the Fund and the Acquiring Fund pay MBSC Securities Corporation ("MBSC"), their distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets of their respective Class B and Class C shares to finance the sale and distribution of such shares.  There is no Rule 12b-1 Plan fee for Class A or Class I shares of either fund.  Because Rule 12b-1 Plan fees are paid out of the assets attributable to the relevant class of shares on an ongoing basis, over time they will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges.  See "Distribution Plan and Shareholder Services Plan—Distribution Plan" in each fund's Statement of Additional Information for a discussion of the respective Rule 12b-1 Plan.

Shareholder Services Plan.  Class A, Class B and Class C shares of the Fund and the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund pay MBSC a fee at an annual rate of 0.25% of the value of the average daily net assets of their respective Class A, Class B and Class C shares for providing shareholder services and/or maintaining shareholder accounts.  There is no Shareholder Services Plan fee for Class I shares of either fund.  See "Distribution Plan and Shareholder Services Plan — Shareholder Services Plan" in each fund's Statement of Additional Information for a discussion of the respective Shareholder Services Plan.

Redemption Procedures.  The redemption procedures of the Fund and the Acquiring Fund are the same.  See the relevant fund's Prospectus and Statement of Additional Information for a discussion of redemption procedures.

Distributions.  The dividends and distributions policies of the Fund and the Acquiring Fund are identical.  Each fund anticipates paying its shareholders any dividends and capital gain distributions annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act.  The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different.  See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

Shareholder Services.  The shareholder services offered by the Fund and the Acquiring Fund are the same.  The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.  See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

Certain Organizational Differences Between the Trust and the Company.  The Fund is a series of the Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust's Agreement and Declaration of Trust (the "Trust Agreement"), the Trust's By-Laws and applicable Massachusetts law.  The Acquiring Fund is a series of the Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Company's Articles of Incorporation (the "Charter"), the Company's By-Laws and the Maryland General Corporation Law (the "Maryland Code").  Certain relevant differences between the two forms of organization are summarized below.

Shareholder Meetings and Voting Rights.  Generally, neither the Fund nor the Acquiring Fund is required to hold annual meetings of its shareholders.  The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote.  Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Fund, or a majority, in the case of the Acquiring Fund, of the respective fund's outstanding voting shares.  Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

Shares of the Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.  Generally, on matters submitted to a vote of shareholders, all shares of the Fund or the Acquiring Fund then entitled to vote will be voted in the aggregate as a single class.  The Trust Agreement provides that 30% of the Fund's shares entitled to vote shall constitute a quorum for the transaction of business at a Fund shareholders' meeting.  The Company's Charter provides that one-third of the Acquiring Fund's shares entitled to vote shall constitute a quorum for the transaction of business at an Acquiring Fund shareholders' meeting.  Matters requiring a larger vote by law or under the organizational documents for the Trust or the Company are not affected by such quorum requirements.

Shareholder Liability.  Under the Maryland Code, Acquiring Fund shareholders have no personal liability as such for the Acquiring Fund's acts or obligations.

Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust.  However, the Trust's Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, instrument or other undertaking issued or entered into or executed by, or on behalf of, the Fund, or the Trust's Trustees.  The Trust Agreement provides for indemnification out of the Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a Fund shareholder and not because of such shareholder's acts or omissions or some other reason.  Thus, the Fund considers the risk of a Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Fund itself would be unable to meet its obligations.  The Trust Agreement also provides that the Trust, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

Liability and Indemnification of Board Members.  Under the Maryland Code, the Company's Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Company is not liable to the Acquiring Fund or its shareholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated.  In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful).  Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund.  The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met.  A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Company is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification.  Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended.  No amendment or repeal of the provisions of the Company's Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

Under Massachusetts law, the Trust's Trust Agreement and By-Laws, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties.  A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Trust is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification.  Officers, employees and agents of the Trust may be indemnified to the same extent as Trustees.

Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

The foregoing is only a summary of certain differences between the Acquiring Fund, the Company's Charter, the Company's By-Laws and the Maryland Code, and the Fund, the Trust's Trust Agreement, the Trust's By-Laws and Massachusetts law.  It is not a complete description of the differences, but only of material differences.  Shareholders desiring copies of the Company's Charter and By-Laws or the Trust's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention:  Legal Department.

REASONS FOR THE REORGANIZATION

After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders, management recommended to the Trust's Board and to the Company's Board that the Fund be consolidated with the Acquiring Fund.  The Trust's Board and the Company's Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively.  In reaching this conclusion, the Trust's Board of Trustees determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a substantially similar investment objective and similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  The Trust's Board believes that the Reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund, without diluting such shareholders' interests.  In addition, the Acquiring Fund had a better recent short-term performance record than the Fund.  As of December 31, 2009, the Fund had net assets of approximately $205 million and the Acquiring Fund had net assets of approximately $463 million.  By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management and Dreyfus should be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

The Company's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities.  This opportunity provides an economic benefit to the Acquiring Fund.

In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others:  (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the net expense ratios, of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus and not the Fund or the Acquiring Fund.

For the reasons described above, the Trust's Board and the Company's Board, each of which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization.  The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Class A, Class B, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on January 27, 2011 or such other date as may be agreed upon by the parties (the "Closing Date").  The number of Class A, Class B, Class C and Class I shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding class of shares of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date.  Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described under the caption "Shareholder Guide—Buying and Selling Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward).  Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A, Class B, Class C and Class I shareholders of record, as of the close of business on the Closing Date, the Acquiring Fund Class A, Class B, Class C and Class I shares received by it in the Reorganization.  Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares.  After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Trust.  After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization.  The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration.  The obligations of the Trust, on behalf of the Fund, and the Company, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Trust, on behalf of the Fund, and the Company, on behalf of the Acquiring Fund.

The total expenses of the Reorganization are expected to be approximately $135,000, which will be borne by Dreyfus.  In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  In addition, an outside firm may be retained to solicit proxies on behalf of the Trust's Board.  The cost of any such outside solicitation firm, which would be borne by Dreyfus, is estimated to be approximately $20,000, which amount is included in the estimated total expenses of the Reorganization listed above.  The funds, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm.  If the Reorganization is not approved by Fund shareholders, the Trust's Board will consider other appropriate courses of action with respect to the Fund.

Temporary Suspension of Certain of the Fund's Investment Restrictions.  Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization.  The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund.  A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences.  The exchange of Fund assets for Acquiring Fund Class A, Class B, Class C and Class I shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes:  (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C and Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class B, Class C and Class I shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class B, Class C and Class I shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C and Class I shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class A, Class B, Class C and Class I shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class B, Class C and Class I shares for Acquiring Fund Class A, Class B, Class C and Class I shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class B, Class C and Class I shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class B, Class C and Class I shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS").  The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position.  Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforward.  As of the Fund's fiscal year ended March 31, 2010, the Fund had an unused capital loss carryforward of approximately $73.1 million.  There are limitations to the amount of the carryforward that can be utilized in any one year, and any amount that cannot be utilized in any one year can be carried over to a succeeding year subject to the same limitations in such year.  Different amounts of the capital loss carryforward expire in different years.  The Reorganization would impose further limitations on the amount of the carryforward that could be utilized and carried over to succeeding years.  Consequently, as a result of the limitations on the use of the capital loss carryforward, if the Reorganization is consummated it is expected that some of the Fund's capital loss carryforward will expire unused.

Sale of Portfolio Securities.  As of the date hereof, it is not anticipated that portfolio securities currently held by the Fund and the Acquiring Fund will be sold in connection with the Reorganization - either before the Reorganization (by the Fund or the Acquiring Fund) or after the Reorganization (by the combined fund).  The Fund, the Acquiring Fund and the combined fund, however, may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.  Any sales of portfolio securities by the funds will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

Required Vote and Board's Recommendation

The Trust's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.  The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE TRUST'S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD
MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
"FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus, forming a part of the Company's Registration Statement on Form N-1A (File No. 2-88816).  Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus, forming a part of the Trust's Registration Statement on Form N-1A (File No. 333-106576).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission.  Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549.  Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com.  Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals.  An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail.  Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon ("BNYM"), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions.  However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund.  In determining whether to adjourn the Meeting, the following factors may be considered:  the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.  A quorum is constituted for the Fund by the presence in person or by proxy of the holders of 30% of the Fund's outstanding shares entitled to vote at the Meeting.

The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

As of July 30, 2010, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the indicated class of the Fund's outstanding voting shares:

Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Class A Shares
American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	20.7309%	4.1148%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	13.9708%	2.7730%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.7767%	1.7421%

Class B Shares
American Enterprise Investment SVC 707 Second Avenue South Minneapolis, MN 55402-2405	18.0552%	9.7478%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	16.5656%	8.9436%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.7244%	4.1703%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	7.0967%	3.8314%

LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	5.9604%	3.2179%

Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	5.3929%	2.9116%

Class C Shares
Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	14.7980%	10.9386%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	11.7567%	8.6905%

American Enterprise Investment SVC 707 Second Avenue South Minneapolis, MN 55402-2405	8.4642%	6.2567%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	7.9761%	5.8959%

LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	7.5341%	5.5692%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.2783%	5.3801%

Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	6.1059%	4.5135%

UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	5.2760%	3.8999%

Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001-2402	5.2679%	3.8940%

Class I Shares
Wilmington Trust Company, Custodian FBO Texas A&M University SYS Optional Retirement c/o Mutual Funds Wilmington, DE 19899-8880	21.6571%	19.7853%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	12.8638%	11.7520%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	9.8727%	9.0194%

SunTrust Bank, Trustee FBO S1 Corporation, 401(k) Savings Plan c/o Fascorp 8515 E. Orchard Road #2T2 Greenwood Village, CO 80111-5002	9.7909%	8.9447%

Maril & Co., FBO 71 c/o M&I Trust Company NA 11270 W. Park Pl., Suite 400-PPW-04 Attn: Mutual Funds Milwaukee, WI 53224-3623	6.1383%	5.6078%

As of July 30, 2010, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the indicated class of the Acquiring Fund's outstanding voting shares:

Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Class A Shares
The Vanguard Fiduciary Trust Company Attn: Outside Funds P.O. Box 2600 Valley Forge, PA 19482-2600	6.5852%	5.2781%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	5.0356%	4.0361%

Class B Shares
National Financial Services 82 Devonshire Street Boston, MA 02109-3605	16.0701%	7.3940%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	10.5162%	4.8386%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.4913%	4.3671%

American Enterprise Investment SVC 707 Second Avenue South Minneapolis, MN 55402-2405	6.3073%	2.9021%

Class C Shares

OFI Trust Company, Trustee FBO Healthcare Associates 401(k) Plan 24 Lohmaier Lane Lake Katrine, NY 12449-5245	14.3275%	3.7367%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.2648%	2.9379%

Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	10.5281%	2.7458%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	10.4668%	2.7298%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	7.9014%	2.0607%

UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	6.6191%	1.7263%

Class I Shares
Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	20.0614%	1.7339%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	17.0351%	1.4723%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.5324%	1.2560%

ICMA Retirement Corporation 777 North Capitol Street, NE Washington, DC 20002-4239	11.7419%	1.0149%

Wilmington Trust Company, Trustee FBO Indiana Hospital & Health Association Inc. MPPP c/o Mutual Funds P.O. Box 8880 Wilmington, DE 19899-8880	9.3194%	0.8055%

The Bank of New York Mellon, Custodian Profit Sharing Retirement Plan FBO Birgit Hall 1769 Sulphur Springs Avenue Saint Helena, CA 94574-2151	7.8129%	0.6753%

Orchard Trust Co. LLC, Custodian FBO Oppenheimer Funds Recordkeeper Pro. 401(k) Plan c/o Fascorp 8515 E. Orchard Road #2T2 Greenwood Village, CO 80111-5002	5.9640%	0.5155%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of July 30, 2010, Board members and officers of the Trust and the Company, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for its fiscal year ended March 31, 2010 and the audited financial statements of the Acquiring Fund for its fiscal year ended December 31, 2009 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Trust's Board members are not aware of any other matters that may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-5263, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE
MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND
RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of July 19, 2010 (the "Agreement"), among DREYFUS MANAGER FUNDS I (the "Trust"), a Massachusetts business trust, on behalf of DREYFUS S&P STARS OPPORTUNITIES FUND (the "Fund"), STRATEGIC FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS ACTIVE MIDCAP FUND (the "Acquiring Fund"), and, with respect to Section 9.3 of the Agreement, THE DREYFUS CORPORATION ("Dreyfus").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A, Class B, Class C and Class I shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a series of the Trust, a registered, open-end management investment company, and the Acquiring Fund is a series of the Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest and common stock, respectively;

WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1           Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2           The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3           The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4           Delivery of the Fund's Assets shall be made on the Closing Date and shall be delivered to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5           The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6           As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Class A, Class B, Class C and Class I shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the Commonwealth of Massachusetts and federal securities laws.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void.  Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8           Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9           Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10         As soon as practicable after the Closing Date, the Trust shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.	VALUATION.

2.1           The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Company's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2           The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Company's Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3           The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, as the case may be, determined in accordance with paragraph 2.2.

2.4           All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1           The Closing Date shall be January 27, 2011, or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2           The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date.  The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3           If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4           The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund's transfer agent shall issue and deliver to the Trust's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5           At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6           If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1           The Trust, on behalf of the Fund, represents and warrants to the Company, on behalf of the Acquiring Fund, as follows:

(a)  The Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Agreement.

(b)  The Trust is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.  The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust's Trust Agreement"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound.

(e)  The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statement of Investments (indicating their market values) of the Fund for each of the Fund's five fiscal years ended March 31, 2010 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i)  Since March 31, 2010, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j)  At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l)  All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund.  All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4.  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m)  On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Trust, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o)  The information to be furnished by the Trust, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)  The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Trust and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Trust and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2          The Company, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Fund, as follows:

(a)  The Acquiring Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b)  The Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statement of Investments (indicating their market values) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended December 31, 2009 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h)  Since December 31, 2009, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i)  At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k)  All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the shares of the Acquiring Fund to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m)  The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Trust.

(n)  No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

(o)  The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE COMPANY AND THE TRUST, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1           The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2           The Trust will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3           Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4           As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.

5.5           The Trust, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7           The Trust, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8           As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund's shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1           All representations and warranties of the Trust, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2           The Trust shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer.

6.3           The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Trust's name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Trust, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2           The Company shall have delivered to the Fund on the Closing Date a certificate executed in the Company's name by the Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust's Trust Agreement and the 1940 Act.

8.2           On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

8.6          The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)  The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1           This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2           If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Trust or the Company, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

9.3           Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Dreyfus.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Trust or of the Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1         None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2         This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3         This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Fund, and the Company, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4         This Agreement may be amended only by a signed writing between the parties.

11.5         This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7         It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Company or the Trust, or shareholders, nominees, agents, or employees of the Acquiring Fund or the Fund personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be, as provided in the Company's Charter or the Trust's Trust Agreement; a copy of the Trust's Trust Agreement is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust's principal offices.  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be.

IN WITNESS WHEREOF, the Trust, on behalf of the Fund, and the Company, on behalf of the Acquiring Fund, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS MANAGER FUNDS I, on behalf of Dreyfus S&P STARS Opportunities Fund

By:
Bradley J. Skapyak, President

ATTEST:
Jeff Prusnofsky, Assistant Secretary

STRATEGIC FUNDS, INC., on behalf of Dreyfus Active MidCap Fund

By:
Bradley J. Skapyak, President

ATTEST:
Jeff Prusnofsky, Assistant Secretary

The undersigned is a party to this Agreement
with respect to Section 9.3 of the Agreement

THE DREYFUS CORPORATION

By:
Jonathan Baum, Chairman of the Board and Chief Executive Officer

ATTEST:
James Bitetto, Secretary

EXHIBIT B

DESCRIPTION OF THE COMPANY'S BOARD MEMBERS

Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships for the past five years, are shown below.1

Name (Age) Position with Company (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino (66) Chairman of the Board (1995)	Corporate Director and Trustee
CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 – present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 – present)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005 – 2009)

David W. Burke (74) Board Member (1994)	Corporate Director and Trustee	N/A

William Hodding Carter III (75) Board Member (1988)	Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006 – present) President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998 – 2006)	N/A

Gordon J. Davis (68) Board Member (2006)	Partner in the law firm of Dewey & LeBoeuf LLP	Consolidated Edison, Inc., a utility company, Director (1997 – present) Phoenix Companies, Inc., a life insurance company, Director (2000 – present)

Joni Evans (68) Board Member (2006)
Chief Executive Officer, www.wowOwow.com, an online community dedicated to women's conversations and publications

Principal, Joni Evans Ltd. (publishing)

Senior Vice President of the William Morris Agency (1994 – 2006)
N/A

Ehud Houminer (69) Board Member (1994)	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet, Inc., an electronics distributor, Director (1993 – present)

Richard C. Leone (70) Board Member (1984)	President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues	N/A

Hans C. Mautner (72) Board Member (1984)
President – International Division and an Advisory Director of Simon Property Group, a real estate investment company

Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999 – present)
N/A

Robin A. Melvin (46) Board Member (1995)
Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 – present)

Senior Vice President, MENTOR, a national non-profit youth mentoring organization (1992 – 2005)
N/A

Burton N. Wallack (59) Board Member (2006)	President and Co-owner of Wallack Management Company, a real estate management company	N/A

John E. Zuccotti (73) Board Member (1984)	Chairman of Brookfield Financial Properties, Inc. Senior Counsel of Weil, Gotshal & Manges, LLP Emeritus Chairman of the Real Estate Board of New York	Wellpoint, Inc., a health benefits company, Director (2005 – present)

________________________
1 None of the Board members are "interested persons" of the Company, as defined in the 1940 Act.

Each Board member of the Company, as is the case with each Board member of the Trust, has been a Board member of other Dreyfus mutual funds for over 10 years.  Additional information about each Board member of the Company follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each such Board member possesses which the Board of the Company believes has prepared them to be effective Board members.  The Board of the Company believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board of the Company, as does the Board of the Trust, believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board of the Company believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the nominating committee of the Board of the Company contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members of the Company are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Dreyfus, and also may benefit from information provided by Dreyfus' counsel.  The Board of the Company and its committees have the ability to engage other experts as appropriate.  The Company's Board evaluates its performance on an annual basis.

●
Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director.  He ceased being an employee or Director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  Mr. DiMartino has been a Director of The Muscular Dystrophy Association since 1986.

●
David W. Burke – Mr. Burke was previously a member of the Labor-Management Committee for the U.S. Department of Commerce, Executive Secretary to the President's Advisory Committee on Labor-Management Policy, Secretary to the Governor of the State of New York and Chief of Staff for Senator Edward M. Kennedy.  In addition, Mr. Burke previously served as the President of CBS News and as the Chairman of the federal government's Broadcasting Board of Governors, which oversees the Voice of America, Radio Free Europe, Radio Free Asia and other U.S. government-sponsored international broadcasts.  Mr. Burke also was a Vice President and Chief Operating Officer of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

●
William Hodding Carter III – Mr. Carter served as spokesman of the Department of State and as Assistant Secretary of State for Public Affairs in the Carter administration.  Mr. Carter held the Knight Chair in Journalism at the University of Maryland College of Journalism from 1995 to 1998, and is now the University Professor of Leadership and Public Policy at the University of North Carolina at Chapel Hill.  Mr. Carter's work as a journalist includes serving as Chief Correspondent on "Frontline," public television's flagship public affairs series.

●
Gordon J. Davis – Mr. Davis is a partner in the law firm of Dewey & LeBoeuf LLP, where his practice involves complex real estate, land use development and related environmental matters.  Prior to joining the firm, Mr. Davis served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York.  Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City.  He has also served as President of Lincoln Center.  Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

●
Joni Evans – Ms. Evans has more than 35 years experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.'s literary department until 2006.  Ms. Evans is a member of the Young Presidents' Organization and the Women's Forum, and is a founding member of The Committee of 200 and Women's Media Group.

●
Ehud Houminer – Mr. Houminer currently serves on Columbia Business School's Board of Overseers.  Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.).  Mr. Houminer is Chairman of the Business School Board and a Trustee of Ben Gurion University.

●
Richard C. Leone – Mr. Leone currently serves as President of the Century Foundation (formerly named the Twentieth Century Fund), a non-profit public policy research foundation.  Prior to that, Mr. Leone served as Chairman of the Port Authority of New York and New Jersey and as State Treasurer of New Jersey.  Mr. Leone also has served as President of the New York Mercantile Exchange and was a Managing Director at Dillon Read and Co., an investment banking firm.  He is a member of the Council on Foreign Relations and the National Academy of Social Insurance.

●
Hans C. Mautner – Mr. Mautner is President of the International Division of Simon Property Group, Inc. and Chairman of Simon Global Limited.  Mr. Mautner previously served as Vice Chairman of the Board of Directors of Simon Property Group, Inc., Chairman of the Board of Directors and Chief Executive Officer of Corporate Property Investors and as a General Partner of Lazard Frères.  In addition, Mr. Mautner is currently Chairman of Simon Ivanhoe BV/SARL and Chairman of Gallerie Commerciali Italia S.p.A.

●
Robin A. Melvin – Ms. Melvin is currently a Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances.  In that role she also manages the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family.  She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.  Prior to that, Ms. Melvin served as an investment banker with Goldman Sachs Group, Inc.

●	Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.

●
John E. Zuccotti – Mr. Zuccotti is senior counsel to the law firm of Weil, Gotshal & Manges LLP, focusing his legal practice on real estate, land use and development.  Prior to that, Mr. Zuccotti served as First Deputy Mayor of the City of New York and as Chairman of the New York City Planning Commission.  In addition, Mr. Zuccotti has served as a member of the boards of Empire BlueCross BlueShield, Applied Graphics Technologies, Inc. and Olympia & York Companies (U.S.A.), and as Chairman of the board of directors of Brookfield Financial Properties, Inc. since 1996.

DREYFUS S&P STARS OPPORTUNITIES FUND

The undersigned shareholder of Dreyfus S&P STARS Opportunities Fund (the "Fund"), a series of Dreyfus Manager Funds I (the "Trust"), hereby appoints Jeff Prusnofsky and Joseph M. Chioffi, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on September 1, 2010, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 10:00 a.m., on Wednesday, November 17, 2010, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY  11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)  Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)  Go to website www.proxyvote.com.
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903.
3)  Follow the instructions.

To vote by Mail

1)  Read the Prospectus/Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please
Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒
-------------------------------------------------------------------------------------------------------------------------------

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DREYFUS S&P STARS OPPORTUNITIES FUND

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Active MidCap Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A, Class B, Class C and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B, Class C and Class I shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

STATEMENT OF ADDITIONAL INFORMATION

August 27, 2010

Acquisition of the Assets of

DREYFUS S&P STARS OPPORTUNITIES FUND (A Series of Dreyfus Manager Funds I)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

By and in Exchange for Class A, B, C and I Shares of

DREYFUS ACTIVE MIDCAP FUND (A Series of Strategic Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated August 27, 2010 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus S&P STARS Opportunities Fund (the "Fund"), a series of Dreyfus Manager Funds I (the "Trust"), in exchange for Class A, Class B, Class C and Class I shares of Dreyfus Active MidCap Fund (the "Acquiring Fund"), a series of Strategic Funds, Inc. (the "Company").  The transfer is to occur pursuant to an Agreement and Plan of Reorganization.  This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated May 1, 2010.

2.	The Acquiring Fund's Annual Report for the fiscal year ended December 31, 2009.

3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended June 30, 2010.

4.	The Fund's Statement of Additional Information dated August 1, 2010.

5.	The Fund's Annual Report for the fiscal year ended March 31, 2010.

6.	Pro forma financial statements for the combined Fund and Acquiring Fund as of December 31, 2009.

The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and Semi-Annual Report, and the Fund's Annual Report, are incorporated herein by reference.  The Prospectus/Proxy Statement dated August 27, 2010 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information dated May 1, 2010 is incorporated herein by reference to the Company's Post-Effective Amendment No. 62 to its Registration Statement on Form N-1A, filed on April 30, 2010 (File No. 2-88816).  The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report for its fiscal year ended December 31, 2009, filed March 1, 2010.

The Fund's Statement of Additional Information dated August 1, 2010 is incorporated herein by reference to the Trust's Post-Effective Amendment No. 16 to its Registration Statement on Form N-1A, filed on July 28, 2010 (File No. 333-106576).  The financial statements of the Fund are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended March 31, 2010, filed on May 26, 2010.

Dreyfus Active MidCap Fund
Pro Forma Statement of Investments
December 31, 2009 (Unaudited)

	Dreyfus Active MidCap Fund		Dreyfus Structured Midcap Fund		Dreyfus S&P STARS Opportunities S&P Fund		Dreyfus Active MidCap Fund Pro Forma Combined (*)	Dreyfus Active MidCap Fund	Dreyfus Structured Midcap Fund	Dreyfus S&P STARS Opportunities Fund	Dreyfus Active MidCap Fund Pro Forma Combined (*)

Common Stocks--99.7%	Shares							Value ($)
Commercial & Professional Services--0.9%
FactSet Research Systems			12,300	b			12,300		810,201		810,201
FTI Consulting			4,400	a			4,400		207,504		207,504
Gartner			39,700	a			39,700		716,188		716,188
									1,733,893		1,733,893
Consumer Discretionary--16.4%
Advance Auto Parts	110,100	a	36,600	a	110,000		256,700	4,456,848	1,481,568	4,452,800	10,391,216
Aeropostale	151,500	b	27,650	b	150,000	b	329,150	5,158,575	941,482	5,107,500	11,207,557
American Greetings, Cl. A	33,900						33,900	738,681			738,681
Barnes & Noble			29,100	a			29,100		554,937		554,937
Big Lots	167,500	a,b					167,500	4,854,150			4,854,150
Blyth			6,500				6,500		219,180		219,180
Boyd Gaming			23,000	a,b			23,000		192,510		192,510
Brinker International			48,200				48,200		719,144		719,144
Cheesecake Factory			62,900	a,b			62,900		1,358,011		1,358,011
Chico's FAS					100,000	a	100,000			1,405,000	1,405,000
Coach					180,000		180,000			6,575,400	6,575,400
Corinthian Colleges	331,100	a,b					331,100	4,559,247			4,559,247
DeVry	7,300						7,300	414,129			414,129
DISH Network, Cl. A	285,300						285,300	5,925,681			5,925,681
Dollar Tree	119,800	b	23,100	b	21,000	b	163,900	5,786,340	1,115,730	1,014,300	7,916,370
Family Dollar Stores	178,900		14,600		162,000		355,500	4,978,787	406,318	4,508,460	9,893,565
Foot Locker			78,300				78,300		872,262		872,262
Fossil			19,600	b			19,600		657,776		657,776
GameStop, Cl. A	231,900	a,b			100,000	a,b	331,900	5,087,886		2,194,000	7,281,886
Garmin	175,700	a					175,700	5,393,990			5,393,990
H & R Block	273,100						273,100	6,177,522			6,177,522
IAC/InterActiveCorp			15,100	b			15,100		309,248		309,248
International Speedway, Cl. A			9,400				9,400		267,430		267,430
ITT Educational Services			11,700	b	7,600	a,b	19,300		1,122,732	729,296	1,852,028
Leggett & Platt	107,400	a					107,400	2,190,960			2,190,960
Lennar, Cl. A					150,000		150,000			1,915,500	1,915,500
Liberty Global, Cl. A	238,600	a,b					238,600	5,227,726			5,227,726
Panera Bread, Cl. A			7,800	b			7,800		522,366		522,366
PetSmart			32,100				32,100		856,749		856,749
Priceline.com	21,800	a,b					21,800	4,763,300			4,763,300
Pulte Group			58,100	a,b			58,100		581,000		581,000
Regal Entertainment Group, Cl. A			23,800				23,800		343,672		343,672
Regis			15,100	a			15,100		235,107		235,107
Rent-A-Center	134,400	b	40,800	b			175,200	2,381,568	722,976		3,104,544
Ross Stores	26,700	a	16,500				43,200	1,140,357	704,715		1,845,072
Scholastic			21,600	a			21,600		644,328		644,328
Sherwin-Williams	53,900						53,900	3,322,935			3,322,935
Snap-On	25,700						25,700	1,086,082			1,086,082
Timberland, Cl. A			20,500	b			20,500		367,565		367,565
Toll Brothers					100,000	b	100,000			1,881,000	1,881,000
TRW Automotive Holdings	215,200	a,b					215,200	5,138,976			5,138,976
Under Armour, Cl. A					93,000	a,b	93,000			2,536,110	2,536,110
Warnaco Group			18,600	b			18,600		784,734		784,734
Wyndham Worldwide			11,000				11,000		221,870		221,870
								78,783,740	16,203,410	32,319,366	127,306,516
Consumer Staples--4.7%
BJ's Wholesale Club					15,000	a,b	15,000			490,650	490,650
Coca-Cola Enterprises	276,100						276,100	5,853,320			5,853,320
Dean Foods	283,100	b					283,100	5,107,124			5,107,124
Del Monte Foods	440,400						440,400	4,994,136			4,994,136
Estee Lauder, Cl. A	76,900						76,900	3,718,884			3,718,884
Hershey	101,600						101,600	3,636,264			3,636,264
Hormel Foods			20,200				20,200		776,690		776,690
Lancaster Colony	19,000		25,300				44,300	944,300	1,257,410		2,201,710
Lorillard	26,400						26,400	2,118,072			2,118,072
Smithfield Foods			26,800	a,b			26,800		407,092		407,092
SUPERVALU	111,300						111,300	1,414,623			1,414,623
Tyson Foods, Cl. A	299,700		20,000				319,700	3,677,319	245,400		3,922,719
Universal			15,800	a	14,000	a	29,800		720,638	638,540	1,359,178
								31,464,042	3,407,230	1,129,190	35,509,812
Energy--4.7%
Bill Barrett			27,100	a,b			27,100		843,081		843,081
BJ Services	46,300						46,300	861,180			861,180
Encore Acquisition	11,000	b	18,500	b			29,500	528,220	888,370		1,416,590
Energen			11,600				11,600		542,880		542,880
FMC Technologies					20,000	a,b	20,000			1,156,800	1,156,800
Frontier Oil			62,300				62,300		750,092		750,092
Helix Energy Solutions Group			14,300	b			14,300		168,025		168,025
Mariner Energy					150,000	b	150,000			1,741,500	1,741,500
Murphy Oil	53,400						53,400	2,894,280			2,894,280
Noble					150,000		150,000			6,105,000	6,105,000
Plains Exploration & Production			14,600	b			14,600		403,836		403,836
Spectra Energy	331,700						331,700	6,803,167			6,803,167
Tesoro	346,900	a	22,600	a			369,500	4,700,495	306,230		5,006,725
Unit			16,000	b			16,000		680,000		680,000
WGL Holdings	8,600	a	8,300				16,900	288,444	278,382		566,826
Whiting Petroleum	80,100	a,b					80,100	5,723,145			5,723,145
XTO Energy					109,000		109,000			5,071,770	5,071,770
								21,798,931	4,860,896	14,075,070	35,663,127
Financial--15.1%
Aaron's			20,800	a			20,800		576,784		576,784
Alexandria Real Estate Equities			12,900	a,d			12,900		829,341		829,341
Allied World Assurance Holdings	12,000						12,000	552,840			552,840
American Financial Group	200,800		48,750				249,550	5,009,960	1,216,313		6,226,273
AmeriCredit			67,700	a,b			67,700		1,289,008		1,289,008
Ameriprise Financial			15,500				15,500		601,710		601,710
Annaly Capital Management	365,100		30,500				395,600	6,334,485	529,175		6,863,660
Corporate Office Properties Trust			13,800				13,800		505,494		505,494
Discover Financial Services	425,138						425,138	6,253,780			6,253,780
Endurance Specialty Holdings	16,200						16,200	603,126			603,126
Equity One			18,200				18,200		294,294		294,294
Everest Re Group	14,300				50,000		64,300	1,225,224		4,284,000	5,509,224
Federated Investors, Cl. B	199,600	a	12,000	a			211,600	5,489,000	330,000		5,819,000
FirstMerit			49,400				49,400		994,916		994,916
Fortress Investment Group					700,000	a,b	700,000			3,115,000	3,115,000
GATX			13,100	a			13,100		376,625		376,625
HCC Insurance Holdings			39,900		23,700		63,600		1,116,003	662,889	1,778,892
Hospitality Properties Trust	105,100	d	55,000	d			160,100	2,491,921	1,304,050		3,795,971
Hudson City Bancorp	160,100		70,600		420,000		650,700	2,198,173	969,338	5,766,600	8,934,111
Interactive Brokers Group, Cl. A	130,300	a,b					130,300	2,308,916			2,308,916
IntercontinentalExchange					11,000	b	11,000			1,235,300	1,235,300
International Bancshares	12,000	a					12,000	227,160			227,160
Invesco					150,000		150,000			3,523,500	3,523,500
Investment Technology Group	228,600	b					228,600	4,503,420			4,503,420
Liberty Property Trust			13,700	a,d			13,700		438,537		438,537
Macerich			18,039	d			18,039		648,502		648,502
Mack-Cali Realty			4,500				4,500		155,565		155,565
Mercury General			3,000				3,000		117,780		117,780
Moody's	260,500	a					260,500	6,981,400			6,981,400
Nasdaq OMX Group			12,400	b	20,000	b	32,400		245,768	396,400	642,168
Nationwide Health Properties					26,000	d	26,000			914,680	914,680
New York Community Bancorp			31,700				31,700		459,967		459,967
NewAlliance Bancshares			98,800				98,800		1,186,588		1,186,588
Old Republic International			34,700				34,700		348,388		348,388
PartnerRe	65,700						65,700	4,905,162			4,905,162
People's United Financial					300,000		300,000			5,010,000	5,010,000
Potlatch			29,200	a,d			29,200		930,896		930,896
Principal Financial Group			19,200				19,200		461,568		461,568
Protective Life	235,500						235,500	3,897,525			3,897,525
Public Storage	32,300	a					32,300	2,630,835			2,630,835
Raymond James Financial	196,600	a	34,200				230,800	4,673,182	812,934		5,486,116
Regency Centers			20,700	a			20,700		725,742		725,742
Reinsurance Group of America			13,500				13,500		643,275		643,275
RenaissanceRe Holdings	3,500						3,500	186,025			186,025
StanCorp Financial Group			32,400				32,400		1,296,648		1,296,648
TD Ameritrade Holding	220,400	b					220,400	4,271,352			4,271,352
Transatlantic Holdings	21,700						21,700	1,130,787			1,130,787
UDR					165,000		165,000			2,712,600	2,712,600
Unitrin	13,000						13,000	286,650			286,650
Validus Holdings	40,400						40,400	1,088,376			1,088,376
Weingarten Realty Investors			41,600	a,d			41,600		823,264		823,264
Westamerica Bancorporation			18,800	a	13,000	a	31,800		1,040,956	719,810	1,760,766
								67,249,299	21,269,429	28,340,779	116,859,507
Health Care--13.9%
Celgene	12,600	a,b			107,000	b	119,600	786,366		5,957,760	6,744,126
Charles River Laboratories International			9,300	b			9,300		313,317		313,317
Cooper			9,400				9,400		358,328		358,328
Edwards Lifesciences					40,000	b	40,000			3,474,000	3,474,000
Endo Pharmaceuticals Holdings	125,200	b	45,400	b			170,600	2,567,852	931,154		3,499,006
Express Scripts					3,900	b	3,900			337,155	337,155
Forest Laboratories	145,600	b					145,600	4,675,216			4,675,216
Gilead Sciences					130,000	b	130,000			5,626,400	5,626,400
Henry Schein			24,400	b			24,400		1,283,440		1,283,440
Hospira	115,700	b					115,700	5,900,700			5,900,700
Humana	97,800	b	26,300	b			124,100	4,292,442	1,154,307		5,446,749
IMS Health	181,900						181,900	3,830,814			3,830,814
Kinetic Concepts	109,000	a,b	24,100	a,b			133,100	4,103,850	907,365		5,011,215
Laboratory Corp. of America Holdings	17,700	b					17,700	1,324,668			1,324,668
Life Technologies					151,000	b	151,000			7,886,730	7,886,730
LifePoint Hospitals			22,600	a,b			22,600		734,726		734,726
Mettler-Toledo International	53,100	a,b					53,100	5,574,969			5,574,969
Millipore	75,600	b					75,600	5,469,660			5,469,660
Mylan	107,700	a,b			250,000	a,b	357,700	1,984,911		4,607,500	6,592,411
Omnicare	238,300	a	31,400				269,700	5,762,094	759,252		6,521,346
OSI Pharmaceuticals			30,200	a,b			30,200		937,106		937,106
Perrigo	94,200						94,200	3,752,928			3,752,928
Resmed			17,400	b			17,400		909,498		909,498
STERIS			32,900	a			32,900		920,213		920,213
Techne			22,000				22,000		1,508,320		1,508,320
Tenet Healthcare	352,900	b					352,900	1,902,131			1,902,131
Universal Health Services, Cl. B	194,400				22,000		216,400	5,929,200		671,000	6,600,200
Valeant Pharmaceuticals International	127,600	a,b	36,800	a,b			164,400	4,056,404	1,169,872		5,226,276
Vertex Pharmaceuticals			8,000	b	140,000	a,b	148,000		342,800	5,999,000	6,341,800
								61,914,205	12,229,698	34,559,545	108,703,448
Industrial--9.2%
AGCO					14,250	a,b	14,250			460,845	460,845
Alliant Techsystems	23,600	a,b					23,600	2,083,172			2,083,172
Brink's			32,300		10,100		42,400		786,182	245,834	1,032,016
Bucyrus International			26,400				26,400		1,488,168		1,488,168
Cameron International			18,300	b			18,300		764,940		764,940
C.H. Robinson Worldwide					110,000	a	110,000			6,460,300	6,460,300
Dun & Bradstreet			4,400		8,000		12,400		371,228	674,960	1,046,188
Dycom Industries			87,000	b			87,000		698,610		698,610
Energizer Holdings			3,200	b			3,200		196,096		196,096
Fastenal					142,000	a	142,000			5,912,880	5,912,880
Flowserve			4,400		83,000		87,400		415,932	7,845,990	8,261,922
Fluor	28,000				6,000		34,000	1,261,120		270,240	1,531,360
Gentex			29,900				29,900		533,715		533,715
Goodrich					56,000		56,000			3,598,000	3,598,000
Granite Construction			12,200	a			12,200		410,652		410,652
Hubbell, Cl. B	12,500		28,400				40,900	591,250	1,343,320		1,934,570
ITT	23,500						23,500	1,168,890			1,168,890
Jacobs Engineering Group	13,900	b			100,000	b	113,900	522,779		3,761,000	4,283,779
Joy Global			22,500				22,500		1,160,775		1,160,775
KBR			17,600				17,600		334,400		334,400
L-3 Communications Holdings			11,500				11,500		999,925		999,925
Landstar System					88,000		88,000			3,411,760	3,411,760
Oceaneering International			16,200	b			16,200		948,024		948,024
Oshkosh	141,500		38,700				180,200	5,239,745	1,433,061		6,672,806
Patterson-UTI Energy			16,800				16,800		257,880		257,880
Pitney Bowes			13,700				13,700		311,812		311,812
R.R. Donnelley & Sons	258,400						258,400	5,754,568			5,754,568
SAIC	48,800	b					48,800	924,272			924,272
SEACOR Holdings			8,400	b			8,400		640,500		640,500
SPX	91,100						91,100	4,983,170			4,983,170
Stericycle					10,000	b	10,000			551,700	551,700
URS			18,100	b			18,100		805,812		805,812
Valmont Industries	26,200	a					26,200	2,055,390			2,055,390
W.W. Grainger					30,000		30,000			2,904,900	2,904,900
								24,584,356	13,901,032	36,098,409	71,218,052

Information Technology--15.6%
Advent Software			20,900	b			20,900		851,257		851,257
Affiliated Computer Services, Cl. A	14,600	b					14,600	871,474			871,474
Amdocs					70,000	b	70,000			1,997,100	1,997,100
AU Optronics, ADR					300,000	a	300,000			3,597,000	3,597,000
Avnet	31,900	a,b	19,400	b			51,300	962,104	585,104		1,547,208
Broadridge Financial Solutions	227,400		45,500				272,900	5,130,144	1,026,480		6,156,624
CA			25,900				25,900		581,714		581,714
Cognizant Technology Solutions, Cl. A			12,300	b			12,300		557,190		557,190
Computer Sciences			20,800	b	9,800	b	30,600		1,196,624	563,794	1,760,418
Convergys	274,300	a,b					274,300	2,948,725			2,948,725
Cree	100,900	b					100,900	5,687,733			5,687,733
Cypress Semiconductor	472,600	a,b	110,400	a,b			583,000	4,990,656	1,165,824		6,156,480
Diebold	167,700						167,700	4,771,065			4,771,065
Dolby Laboratories, Cl. A	108,200	a,b					108,200	5,164,386			5,164,386
DST Systems	63,200	b					63,200	2,752,360			2,752,360
F5 Networks			21,200	b			21,200		1,123,176		1,123,176
Fair Isaac			30,300	b			30,300		645,693		645,693
Fidelity National Information Services	246,700						246,700	5,782,648			5,782,648
Fiserv	74,200	b					74,200	3,597,216			3,597,216
FLIR Systems	35,000	a,b					35,000	1,145,200			1,145,200
Global Payments					120,000		120,000			6,463,200	6,463,200
Harris			5,200		60,000		65,200		247,260	2,853,000	3,100,260
Informatica			11,600	b			11,600		299,976		299,976
Ingram Micro, Cl. A	299,000	b	27,600	b			326,600	5,217,550	481,620		5,699,170
Integrated Device Technology			73,600	b			73,600		476,192		476,192
Intersil, Cl. A			40,800				40,800		625,872		625,872
Intuit	26,200	a,b					26,200	804,602			804,602
Linear Technology					130,000		130,000			3,970,200	3,970,200
ManTech International, Cl. A	4,500	a,b					4,500	217,260			217,260
Microchip Technology					190,000	a	190,000			5,521,400	5,521,400
Micron Technology			32,800	b			32,800		346,368		346,368
Novell	1,069,600	b					1,069,600	4,438,840			4,438,840
SanDisk	150,000	a,b					150,000	4,348,500			4,348,500
Semtech			10,400	b			10,400		176,904		176,904
Sohu.com	57,500	a,b					57,500	3,293,600			3,293,600
Sun Microsystems	117,600	b					117,600	1,101,912			1,101,912
Sybase	13,600	a,b	24,400	b	115,000	a,b	153,000	590,240	1,058,960	4,991,000	6,640,200
Synopsys			68,100	b			68,100		1,517,268		1,517,268
Tech Data			43,300	b	19,000	a,b	62,300		2,020,378	886,540	2,906,918
Teradata			18,700	b			18,700		587,741		587,741
ValueClick	18,900	b					18,900	191,268			191,268
VeriSign	97,000	b					97,000	2,351,280			2,351,280
Western Digital	165,400	b					165,400	7,302,410			7,302,410
Xilinx			17,800				17,800		446,068		446,068
								73,661,173	16,017,669	30,843,234	120,522,076
Materials--9.7%
Airgas			8,700				8,700		414,120		414,120
Bemis	12,560						12,560	372,404			372,404
Cabot			20,100				20,100		527,223		527,223
Carlisle Cos.	127,400		40,400				167,800	4,364,724	1,384,104		5,748,828
CF Industries Holdings	8,100						8,100	735,318			735,318
Commercial Metals	282,700	a					282,700	4,424,255			4,424,255
Crown Holdings	162,400	b	15,800	b	168,000	b	346,200	4,154,192	404,164	4,297,440	8,855,796
Donaldson			18,900				18,900		804,006		804,006
Eastman Chemical	99,500						99,500	5,993,880			5,993,880
FMC					93,000		93,000			5,185,680	5,185,680
General Cable			10,700	a,b			10,700		314,794		314,794
International Paper	209,400						209,400	5,607,732			5,607,732
Huntsman			47,300				47,300		534,017		534,017
Minerals Technologies			24,600		13,700		38,300		1,339,962	746,239	2,086,201
Nalco Holding	171,600	a					171,600	4,377,516			4,377,516
Pactiv	214,400	b	23,100	b			237,500	5,175,616	557,634		5,733,250
Plum Creek Timber	32,100	a					32,100	1,212,096			1,212,096
Reliance Steel & Aluminum	126,800		27,800				154,600	5,480,296	1,201,516		6,681,812
Scotts Miracle-Gro, Cl. A			16,400				16,400		644,684		644,684
Sealed Air	3,500						3,500	76,510			76,510
Temple-Inland			63,100				63,100		1,332,041		1,332,041
Terra Industries			11,500				11,500		370,185		370,185
Timken			35,300				35,300		836,963		836,963
Titanium Metals			50,200	a,b			50,200		628,504		628,504
Valspar			11,100				11,100		301,254		301,254
Walter Energy	91,700						91,700	6,905,927			6,905,927
Worthington Industries	230,900		72,000				302,900	3,017,863	941,040		3,958,903
								51,898,329	12,536,211	10,229,359	74,663,899

Telecommunication Services--2.8%
CommScope	60,900	a,b	35,700	b			96,600	1,615,677	947,121		2,562,798
Crown Castle International					147,000	b	147,000			5,738,880	5,738,880
Frontier Communications					280,000		280,000			2,186,800	2,186,800
NeuStar, Cl. A	13,600	b					13,600	313,344			313,344
Qwest Communications International	245,500	a					245,500	1,033,555			1,033,555
RF Micro Devices	1,119,300	a,b					1,119,300	5,339,061			5,339,061
Telephone & Data Systems			21,600				21,600		732,672		732,672
US Cellular			9,400	b			9,400		398,654		398,654
Virgin Media	219,500	a					219,500	3,694,185			3,694,185
								11,995,822	2,078,447	7,925,680	21,999,949

Transportation--0.1%
Con-way			7,600				7,600		265,316		265,316
Expeditors International of Washington			13,400				13,400		465,382		465,382
									730,698		730,698

Utilities--6.6%
AES					170,000	b	170,000			2,262,700	2,262,700
AGL Resources			20,200				20,200		736,694		736,694
American Water Works	170,297		19,100				189,397	3,816,356	428,031		4,244,387
Atmos Energy			15,900				15,900		467,460		467,460
CMS Energy			19,400	a			19,400		303,804		303,804
Consolidated Edison	82,100	a					82,100	3,729,803			3,729,803
Covanta Holding			16,300	b			16,300		294,867		294,867
DPL	168,400	a					168,400	4,647,840			4,647,840
DTE Energy	56,300						56,300	2,454,117			2,454,117
IDACORP	10,400	a	14,400				24,800	332,280	460,080		792,360
Integrys Energy	128,500						128,500	5,395,715			5,395,715
Northeast Utilities	37,600						37,600	969,704			969,704
NSTAR	19,400		6,900				26,300	713,920	253,920		967,840
NV Energy	397,200		99,600				496,800	4,917,336	1,233,048		6,150,384
ONEOK					117,000		117,000			5,214,690	5,214,690
PG & E	63,200						63,200	2,821,880			2,821,880
Pinnacle West Capital	148,600						148,600	5,435,788			5,435,788
Southern Union			45,600				45,600		1,035,120		1,035,120
UGI			43,600		21,000		64,600		1,054,684	507,990	1,562,674
WESCO International	31,700	b					31,700	856,217			856,217
Westar Energy	135,200						135,200	2,936,544			2,936,544
Xcel Energy	2,900						2,900	61,538			61,538
								39,089,038	6,267,708	7,985,380	51,079,426

Total Common Stocks
(cost $402,905,668, $107,515,552, $166,244,253 and $676,665,473, respectively)								462,438,935	111,236,321	203,506,012	777,181,268

Other Investment--1.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,831,000, $1,182,000, $3,058,000 and $10,071,000, respectively)
	5,831,000	c	1,182,000	c	3,058,000	c	10,071,000	5,831,000	1,182,000	3,058,000	10,071,000
Investment of Cash Collateral for
Securities Loaned--16.0%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund	76,044,585	c					76,044,585	76,044,585			76,044,585
Dreyfus Institutional Cash
Advantage Plus Fund			15,717,597	c	32,854,928	c	48,572,525		15,717,597	32,854,928	48,572,525
	(cost $76,044,585, $15,717,597, $32,854,928 and $124,617,110, respectively)							76,044,585	15,717,597	32,854,928	124,617,110

Total Investments (cost $484,781,253, $124,415,149, $202,157,181 and $811,353,583, respectively)							117.0%	544,314,520	128,135,918	239,418,940	911,869,378
Liabilities, Less Cash and Receivables							(17.1%)	(81,576,330)	(16,686,201)	(33,937,451)	(132,199,982)
Net Assets							100.0%	462,738,190	111,449,717	205,481,489	779,669,396

ADR - American Depository Receipts

a
Security, or portion thereof, on loan. At December 31, 2009, the total market value of securities on loan is $73,359,619, $15,341,553, $31,661,848 and $120,363,020, respectively and the total market value of the collateral held by the funds is $76,044,585, $15,717,597, $32,854,928 and $124,617,110, respectively.

b	Non-income producing security.
c	Investment in affiliated money market mutual fund.
d	Investment in real estate investment trust.

* As of 12/31/2009, all of the securities held by Dreyfus Structured Midcap Fund and Dreyfus S&P STARS Opportunities Fund comport with the investment strategies and restrictions of Dreyfus Active MidCap Fund and management does not anticipate having to dispose of any securities as a result of the merger.

See notes to unaudited pro forma financial statements.

Dreyfus Active MidCap Fund
Pro Forma Statement of Assets and Liabilities
December 31, 2009 (Unaudited)

		Dreyfus Active MidCap Fund	Dreyfus Structured Midcap Fund	Dreyfus S&P STARS Opportunities Fund	Adjustments		Dreyfus Active MidCap Fund Pro Forma Combined (Note 1)
ASSETS ($):	Investments in securities, at value - See Statement of Investments*
	Unaffiliated issuers	462,438,935	111,236,321.00	203,506,012.00			777,181,268
	Affiliated issuers	81,875,585	16,899,597	35,912,928			134,688,110
	Receivable for investment securities sold	4,780,300	-	-			4,780,300
	Dividends and interest receivable	635,198	109,015	131,902			876,115
	Receivable for shares of Common Stock subscribed	36,324	116,374	119,193			271,891
	Prepaid expenses	16,125	15,995	14,279			46,399

	Total Assets	549,782,467	128,377,302	239,684,314			917,844,083

LIABILITIES ($):	Due to The Dreyfus Corporation and affiliates	431,749	108,124	161,296			701,169
	Cash overdraft due to Custodian	4,737,010	809,456	813,202			6,359,668
	Liability for securities on loan	76,044,585	15,717,597	32,854,928			124,617,110
	Payable for shares of Common Stock redeemed	5,480,964	175,923	104,870			5,761,757
	Accrued expenses	349,969	116,485	268,529			734,983

	Total Liabilities	87,044,277	16,927,585	34,202,825			138,174,687

NET ASSETS ($)		462,738,190	111,449,717	205,481,489			779,669,396

REPRESENTED BY ($):	Paid-in capital	685,186,985	157,341,004	254,766,320			1,097,294,309
	Accumulated undistributed investment income - net	398,049	36,841	110,418			545,308
	Accumulated net realized gain (loss) on investments	(282,380,111)	(49,648,897)	(86,657,008)			(418,686,016)
	Accumulated net unrealized appreciation (depreciation) on investments	59,533,267	3,720,769	37,261,759			100,515,795

NET ASSETS ($)		462,738,190	111,449,717	205,481,489			779,669,396

Dreyfus Structured Midcap Fund, Class A shares (100 million shares of $.001 par value Common Stock authorized)
Net Assets			$45,338,606
Shares outstanding			2,997,235
Net asset value, offering price and redemption price per share			$15.13

Maximum offering price per share (net asset value plus maximum sales charge)			$16.05

Dreyfus Structured Midcap Fund, Class B shares (100 million shares of $.001 par value Common Stock authorized)
Net Assets			$2,018,065
Shares outstanding			141,958
Net asset value, offering price and redemption price per share			$14.22

Dreyfus Structured Midcap Fund, Class C shares (100 million shares of $.001 par value Common Stock authorized)
Net Assets			$11,655,979
Shares outstanding			817,489
Net asset value, offering price and redemption price per share			$14.26

Dreyfus Structured Midcap Fund, Class I shares (100 million shares of $.001 par value Common Stock authorized)
Net Assets			$52,437,067
Shares outstanding			3,430,019
Net asset value, offering price and redemption price per share			$15.29

Dreyfus S&P STARS Opportunities Fund, Class A shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets				$124,677,505
Shares outstanding				6,749,519
Net asset value, offering price and redemption price per share				$18.47

Maximum offering price per share (net asset value plus maximum sales charge)				$19.60

Dreyfus S&P STARS Opportunities Fund, Class B shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets				$6,613,826
Shares outstanding				377,933
Net asset value, offering price and redemption price per share				$17.50

Dreyfus S&P STARS Opportunities Fund, Class C shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets				$28,328,010
Shares outstanding				1,617,195
Net asset value, offering price and redemption price per share				$17.52

Dreyfus S&P STARS Opportunities Fund, Class I shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets				$45,862,148
Shares outstanding				2,412,898
Net asset value, offering price and redemption price per share				$19.01

Dreyfus Active MidCap Fund, Class A Shares (35 million shares of $.001 par value Common Stock authorized)
	Net Assets	$445,290,042			$170,016,111	(a)	$615,306,153
	Shares outstanding	15,889,262			6,067,515	(a)	21,956,777
	Net asset value, offering price and redemption price per share	$28.02					$28.02

	Maximum offering price per share (net asset value plus maximum sales charge)	$29.73					$29.73

Dreyfus Active MidCap Fund, Class B Shares (30 million shares of $.001 par value Common Stock authorized)
	Net Assets	$4,928,774			$8,631,891	(a)	$13,560,665
	Shares outstanding	183,579			321,507	(a)	505,086
	Net asset value, offering price and redemption price per share	$26.85					$26.85

Dreyfus Active MidCap Fund, Class C Shares (15 million shares of $.001 par value Common Stock authorized)
	Net Assets	$8,407,308			$39,983,989	(a)	$48,391,297
	Shares outstanding	312,423			1,486,089	(a)	1,798,512
	Net asset value, offering price and redemption price per share	$26.91					$26.91

Dreyfus Active MidCap Fund, Class I Shares (15 million shares of $.001 par value Common Stock authorized)
	Net Assets	$4,112,066			$98,299,215	(a)	$102,411,281
	Shares outstanding	145,003			3,466,650	(a)	3,611,653
	Net asset value, offering price and redemption price per share	$28.36					$28.36

	* Investments in securities, at cost
	Unaffiliated issuers	$402,905,668	$107,515,552	$166,244,253			$676,665,473
	Affiliated issuers	$81,875,585	$16,899,597	$35,912,928			$134,688,110

	Market value of securities on loan	$73,359,619	$15,341,553	$31,661,848			$120,363,020

(a)  Adjustment to reflect the exchange of shares outstanding from Dreyfus S&P STARS Opportunities Fund and Dreyfus Structured Midcap Fund into Dreyfus Active MidCap Fund.

See notes to unaudited pro forma financial statements.

Dreyfus Active MidCap Fund
Pro Forma Statement of Operations
December 31, 2009 (Unaudited)

		Dreyfus Active MidCap Fund	Dreyfus Structured Midcap Fund	Dreyfus S&P STARS Opportunities Fund	Adjustments		Dreyfus Active MidCap Fund Pro Forma Combined (Note 1)

INVESTMENT INCOME:

INCOME:	Cash Dividends (net of $20,463 foreign taxes withheld on Dreyfus S&P STARS Opportunities Fund
	Unaffiliated issuers	$8,493,293	$2,000,351	$3,102,911			$13,596,555
	Affiliated issuers	3,569	2,431	9,517			15,517
	Income from securities lending	494,846	67,923	360,551			923,320
	Interest Income	-	-	4,135			4,135
	Total Income	8,991,708	2,070,705	3,477,114			14,539,527

EXPENSES:	Management fee	3,196,911	776,015	1,540,153	$110,011	(a)	5,623,090
	Shareholder servicing costs	2,120,276	456,457	1,149,933	(200,000)	(b)	3,526,666
	Distribution fees	101,969	100,710	337,793			540,472
	Professional fees	88,763	36,382	63,380	(97,525)	(b)	91,000
	Registration fees	57,572	78,887	61,286	(122,745)	(b)	75,000
	Prospectus and shareholders' reports	56,515	-	67,467	(50,000)	(b)	73,982
	Custodian fees	45,239	20,392	19,915	(15,500)	(b)	70,046
	Directors'/Trustees' fees and expenses	35,907	8,814	19,423	(26,000)	(b)	38,144
	Loan commitment fees	4,029	637	530			5,196
	Interest expense	368	-	885			1,253
	License fees	-	-	331,173	(331,173)	(b)	-
	Miscellaneous	44,734	17,123	28,821	10,000	(b)	100,678
	Total Expenses	5,752,283	1,495,417	3,620,759	(722,932)		10,145,527

	Less- reduction in management fee due to undertaking	(426,184)		(521,324)	197,763	(c)	(749,745)
	Less- reduction in fees due to earnings credits	(57,548)	(8,161)	(19,797)			(85,506)
	Net Expenses	5,268,551	1,487,256	3,079,638	(525,169)		9,310,276

INVESTMENT INCOME (LOSS) - NET		3,723,157	583,449	397,476	525,169		5,229,251

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

	Net realized gain (loss) on investments:	(134,898,912)	(23,504,901)	(33,812,380)			(192,216,193)
	Net unrealized appreciation (depreciation) on investments	257,839,035	50,296,884	75,397,634			383,533,553

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS		122,940,123	26,791,983	41,585,254			191,317,360

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$126,663,280	$27,375,432	$41,982,730	$525,169		$196,546,611

(a)  Reflects additional management fees paid by the combined fund, due to 5 basis point fee increase on Dreyfus S&P STARS Opportunities Fund's assets.
(b)  Reflects an adjustment to expense primarily due to economies of scale on the combined fund's asset size.
(c)  Reflects the adjustment of management fee undertaking to be commensurate with those of the combined fund.

See notes to unaudited pro forma financial statements.

Dreyfus Active MidCap Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

At a meeting held on July 19, 2010, the Board of Directors of Strategic Funds, Inc., on behalf of Dreyfus Active MidCap Fund (the "Acquiring Fund"), and at a meeting held on June 29, 2010, the Board of Trustees of Dreyfus Manager Funds I, on behalf of Dreyfus S&P STARS Opportunities Fund, and the Board of Directors of Advantage Funds, Inc., on behalf of Dreyfus Structured Midcap Fund (Dreyfus S&P STARS Opportunities Fund and Dreyfus Structured Midcap Fund may be referred to herein individually as a "Fund" and collectively as the "Funds"), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by shareholders of the respective Fund, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A, Class B, Class C and Class I shares of the Acquiring Fund equal in value to the assets less liabilities of the respective Fund (each, an "Exchange").  The Acquiring Fund shares will then be distributed to the respective Fund's shareholders on a pro rata basis in liquidation of the Funds. Shareholders of each Fund will receive shares of the corresponding class of the Acquiring Fund in the respective Exchange.

Each Exchange will be accounted for as a tax-free merger of investment companies.  The unaudited pro forma statements of investments and assets and liabilities reflect the financial position of the Acquiring Fund and the Funds on December 31, 2009. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Funds for the twelve months ended December 31, 2009.  These pro forma financial statements reflect the financial position and the results of operations assuming each Fund's shareholders approved the relevant Exchange as of January 1, 2009. Each Fund Exchange will be voted on separately by the respective Fund's shareholders and is not conditional upon shareholders approving the other Fund Exchange or on any other Exchange approvals. These pro forma financial statements have been derived from each Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States ("GAAP").  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for prior periods will not be restated. The fiscal year end is December 31 for the Acquiring Fund, March 31 for Dreyfus S&P STARS Opportunities Fund and August 31 for Dreyfus Structured Midcap Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had each Exchange occurred on December 31, 2009.  The pro forma financial statements were prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the relevant Exchange, the Acquiring Fund will be the accounting survivor.

The funds enter into contracts that contain a variety of indemnifications. The funds' maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2--Portfolio Valuation:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.  This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund's investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1---unadjusted quoted prices in active markets for identical investments.
Level 2---other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3---significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

All of the investments in each fund are considered Level 1.

NOTE 3--Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of each class of shares of the respective Fund on December 31, 2009 by the net asset value per share of the corresponding class of the Acquiring Fund on December 31, 2009.

NOTE 4--Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if each Exchange had taken place on January 1, 2009.  The Dreyfus Corporation will bear the expenses of each Exchange.

NOTE 5--Federal Income Taxes:

Each fund has qualified as a "regulated investment company" under the Internal Revenue Code.  After each Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes.  The tax cost of investments will remain unchanged for the combined entity.

NOTE 6—Bank Line of Credit:

The Acquiring Fund and the Funds participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a "Facility"), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.